FORM N-1A


THIRD AMENDMENT TO REGISTRATION STATEMENT FOR OPEN-ENDED,
MANAGEMENT INVESTMENT COMPANIES

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933: THIRD
PRE-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:
THIRD PRE-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT.

Registrant Exact Name as Specified in Charter:
Kestenbaum Capital, LLC

Address of Principal Executive Offices:
11710 Old Georgetown Road, Apt. 601, North Bethesda, Maryland,
20852, USA

Phone Number:
3016741670

Name and Address of Agent for Service:
Roy Kestenbaum, 11710 Old Georgetown Road, Apt. 601, North
Bethesda, Maryland, 20852, USA.

Approximate Date of Proposed Public Offering:
As soon as possible


PART A
Prospectus
KC Low Volatility PutWrite-CallWrite Q Fund

PROPOSED TICKER: KCLVQ

December 18, 2023

The information in this prospectus and SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The KC Low Volatility PutWrite-CallWrite Q Fund optimizes alternative investment strategies on the NASDAQ-100 Index which lowers volatility while maintaining favorable returns.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus represents a fund in its pre-effective registration stages; thus, the fund has not earned any revenue yet. Furthermore, the fund has not yet initiated its investment strategy and therefore this prospectus will lack historical performance of the Fund.

The Fund will make amendments to this prospectus and SAI as further developments are made.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

This Fund makes reference to the NASDAQ-100 index solely for the purpose of describing its investment strategy. The Fund is not sponsored, endorsed, or associated with NASDAQ or its affiliates. Any use of the term "NASDAQ-100" in this prospectus is for informational purposes only and does not imply any affiliation, endorsement, or licensing agreement with NASDAQ.


















Prospectus
Table of Contents


Investment Objectives and Goals..........................5
Fees and Expenses........................................6
Investments, Risks, And Performance......................10
Management...............................................17
Purchase and Sale of Fund Shares.........................18
Tax Information..........................................19
Financial Intermediary Compensation......................20
Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio
Holdings.................................................21
Management, Organization, and Capital Structure..........44
Shareholder Information..................................45
Distribution Arrangements................................53
Financial Highlights Information.........................54











Investment Objectives and Goals

The KC PutWrite-CallWrite Q Fund ("The Fund") is an open-ended, non-diversified, alternative fund, derived from the price action of the NASDAQ-100 Index.
The Fund seeks to provide attractive investment results based on the market movements of the NASDAQ-100 Index. By utilizing an active "PutWrite-CallWrite" investing strategy, the Fund's primary objective aims to decrease volatility relative to the NASDAQ-100 Index while simultaneously providing relatively predictable growth of principle. The Fund has a secondary objective of distributing premium income gained from shorting (selling) secured options. The Fund aims to achieve these objectives while decreasing the Investor's (the Fund's shareholders) exposure to market volatility.
The Fund's performance is derived from the price action of the NASDAQ-100 Index (The "Reference Index"), therefore the Reference Index will be an appropriate benchmark to use in order to compare and evaluate the Fund's relative performance. It is important to note however, that due to the Fund's investment strategy and objectives, the Fund's performance may fluctuate above or below the Reference Index.
See the "Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings" section below for a more thorough explanation regarding the Fund's investment strategies and policies.










Fees And Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not represented in the table or example below.

SHAREHOLDER FEES:

Maximum Sales Charge (Load) Imposed on Purchases...........0.00%
Maximum Deferred Sales Charge (Load).......................0.00%
Maximum Sales Charge Imposed on Reinvested Dividends.......0.00%
Maximum Redemption Fee* (As a Percentage of Amount
Redeemable)................................................2.00%
Exchange Fee...............................................0.00%
Maximum Account Fee........................................0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are paid each year as a percentage of the value of your investment in the Fund):

Management Fees........................................... 1.75%
Distribution & Service Fees (12b-1)....................... 0.25%
Acquired Fund Fees And Expenses (AFFE).................... 0.10%

TOTAL ANNUAL FUND OPERATING EXPENSES...................... 2.10%

*The Fund is intended to be used as a long-term investment vehicle, therefore the Fund imposes Redemption Fees to discourage short-term trading of the Fund's shares. Investors will pay a Redemption Fee of 2% of the amount to be redeemed for securities redeemed within a year of purchase and a 1% Redemption Fee for securities held for more than one but less than two years. Any shares held for longer than two years will not incur a Redemption Fee. Shares purchased via the Fund's Dividend Re-Investment Plan (DRIP) can be redeemed at any time at a 0% Redemption Fee rate. Under certain circumstances, such as financial or medical hardships, the Fund may waive or reduce the Redemption Fee.

ACQUIRED FUND FEES AND EXPENSES (AFFE)-
As part of the Fund's investment strategy, the Fund will write options underlying leveraged and unleveraged ETFs that track the NASDAQ-100 Index. Thus exists a possibility of assignment on the options and the Fund may be required to purchase shares of the Underlying ETF. A fund that invests in the shares of another fund is considered a Fund of Funds and is required to disclose the expenses paid to the acquired fund (Underlying ETF) under the Investment Company Act of 1940.
See "Equity Strategy" below for more details.

The Fund is currently in its pre-effective registration phase and thus is considered a "New Fund" (for this prospectus, the term "New Fund" refers to a fund that has not yet issued, offered, or sold securities, nor has it begun to implement its principal investment strategy and therefore has not yet accrued any revenue or historical performance data). Due to this, the Fund has made estimations regarding the expenses charged by acquired funds for the fiscal year.

EXAMPLE:
The following example is intended to be used to help the Investor compare the costs of investing in this Fund relative to other funds. The example does not take into consideration any account brokerage commissions that you may pay while purchasing or redeeming shares of the Fund. The example assumes a $10,000 investment in the Fund for the time periods indicated and a sale of all shares at the end of each period. The example assumes the Fund's operating expenses remain the same, as well as a 5% return each year on the investment and that all dividends and distributions are reinvested in the Fund. The example excludes forgone earnings. Although your actual costs may be higher or lower, based on these assumptions, your expenses paid for holding the Fund's shares would be:

      YEAR 1**......................................$323
      YEAR 3........................................$680
**Assuming a Redemption Fee of 1%.

You would pay the following expenses if you do not redeem (sell) your shares:

	YEAR 1........................................$221
	YEAR 3........................................$680

The Fund's management will accrue expenses from the Fund's Assets Under Management (AUM) on each trading day based on the formula:
AUM * Fund Annual Expenses/252
The Fund's expenses will accumulate on a daily basis (trading day) and will be calculated using the daily AUM. Expense accruals are taken out of the Fund's AUM and are represented by a lower Net Asset Value (NAV) per share for the investor.

Portfolio Turnover-
The Fund may pay transaction costs, such as commissions, whenever it buys and sells securities. Since the Fund's methodology involves frequent options trading, it is likely that the Fund will have a high turnover ratio relative to other investment strategies. A higher turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in the Fund's annual expenses, affect the Fund's performance. The Fund's advisers and management do NOT receive any payments or commissions for any transactions made as part of the Fund's investment strategy.
Furthermore, being a New Fund, the Fund is incapable of calculating its turnover ratio since it has not yet initiated its investment strategy. Therefore, at this point in time, it can only be estimated that the Fund will have a relatively high portfolio turnover ratio.

























Investments, Risks, and Performance

A.	Principal Investment Strategy of the Fund

The Fund's primary investment objective is to seek attractive total returns with less volatility than the NASDAQ-100 Index (The "Reference Index"). The Fund's secondary objective consists of distributing a portion of the income received from shorting options. The Fund cannot guarantee that it will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may only be changed with a majority vote of outstanding shares.
In applying the Option and Equity Strategy, the Fund's adviser is responsible for determining the terms, timing, type, and notional value of the options strategy used by the Fund. Options and Equity Strategy refers to the strategy the Fund utilizes as it relates to how the Fund intends to invest in options (Options Strategy) and what equity should those options underlie (Equity Strategy). The Fund's adviser actively manages the Fund's options.
The Fund intends to achieve its objectives and goals by selling short-term, deep OTM (Out of The Money) put options (these put options are more likely to expire profitably towards the seller) on securities tracking the NASDAQ-100 Index, specifically and exclusively the Invesco QQQ Trust Series 1 ETF and the ProShares Ultrapro QQQ ETF. Deep OTM options refers to options contracts where the market price of the underlying asset is in a position where exercising the contract would be unfavorable for the owner of the option contract and where the strike price of the option contract is significantly distant from the current market price of the option's underlying asset. The term "deep" is used arbitrarily as there is no exact measurement of the difference between the current market price of the underlying asset and the option's strike price in order to be considered "deep" OTM. If any put options are assigned and the Fund is required to purchase share of the put option's underlying asset, the Fund will also sell covered call options. All options sold will be covered, meaning that the Fund will never enter option positions that impose infinite risk on the Fund and its shareholders. The Fund will re-invest the premium income generated from selling options on additional investments. A portion of the premium income generated by the Fund will be distributed to shareholders via quarterly dividend distributions.
The Fund may purchase back put or call options or allow them to expire. In determining the strategies used, the Fund and its advisers consider economic and market factors, including but not limited to market levels, market volatility, economic climate, and option-specific factors including option premium, strike price, required collateral, and expiration date.
Consistent with the Fund's investment objective, strategy, and policies, the Fund will invest in securities of other investment companies such as Exchange-Traded Funds (ETFs) subject to limitations imposed by the Investment Company Act of 1940 (Section 12(d)(1)(F)). The Fund will invest in ETFs that are composed of securities that track the technology-heavy NASDAQ-100 Index. The Fund's decision to invest in these ETFs rather than the individual stocks that comprise the ETFs is so that the Fund can gain exposure to more companies' equity securities (and the options underlying them) without the need for the high liquidity necessary to sell options on each individual company's equity securities. An option underlying the appropriate ETF will indirectly expose the Fund to many different companies and requires much less buying power (cash on hand) to establish the investment position than it would to open numerous option positions, each deriving from a different company's equity securities.
The Fund will actively pursue its investment objective by utilizing a dynamic options strategy that primarily involves selling puts, holding equity, and writing calls. Under normal circumstances, the Fund will hold its managed assets in the form of cash to be used as collateral for cash-secured puts (put contracts fully backed by cash collateral). Ideally, these cash-secured puts will expire worthless and the cash collateral will be released. The Fund will then re-open new short put positions. The Fund's advisers typically seek to construct a portfolio of put options that are diversified across multiple strike prices and expiration dates.
If, however, a cash-secured put expires ITM (In The Money), the Fund will be assigned to use the cash held as collateral to purchase 100 shares (per each option contract assigned) of the shares underlying the put contract. ITM options could be considered the inverse of OTM options, referring to an option contract that the exercise of which would be profitable and thus, favorable, to the owner of the ITM option contract. Under this scenario, the Fund will begin to write covered calls on the underlying shares, using the newly acquired 100 shares as collateral. The Fund will aim to sell ITM covered calls in order to generate higher premium income, as well as to increase the likelihood that the call options expire ITM, thus liquidating the Fund's position in holding the ETF. The Fund will prioritize holding cash rather than equity.
To clarify, the Fund will only hold ETF equities if the cash-secured puts deriving from those equities expire ITM or if the buyer of the puts exercises the options early. Similarly, the Fund will sell covered calls only if it is currently holding shares of ETF equities (that have been assigned via a cash-secured put), regardless of whether or not some of the Fund's open put positions are ITM or OTM. There is a possibility that at any given time the Fund's portfolio will be composed of short put positions, short call positions, and held ETF equities simultaneously.
The strategies the Fund deploys may generate taxable income.

Rule 18f-4-
The Fund will utilize written options in its investment strategy and as such the Fund must adopt and implement a written derivatives risk management program in accordance with Rule 18f-4 under the 1940 Investment Company Act.
The Fund's board of directors, as well as the non-interested board of directors, has voted in a non-portfolio manager officer of the Fund to take the role of the Fund's derivatives risk manager. The Fund's board (including non-interested members) has voted to approve the 18f-4 plan as well as the designation of the derivatives risk manager, Ariela Kestenbaum.
The Fund's derivatives risk management program includes several elements:
i.	Risk identification and assessment of the Fund's
derivatives risk.
ii.	Imposition of risk limits and Value at Risk (VaR) tests.
iii.	Stress testing of the Fund's derivatives.
iv.	Weekly backtesting on the results of the program's VaR
against the Fund's designated reference portfolio (the
NASDAQ-100 Index).
v.	Internal reporting of the program to the Fund's board of
directors and portfolio manager.
vi.	Annual review of the program and its effectiveness.

Investment in Acquired Funds-
As part of the Fund's investment strategy, the Fund will write options underlying leveraged and unleveraged ETFs that track the NASDAQ-100 Index. Thus exists a possibility of assignment on the options and the Fund may be required to purchase shares of the Underlying ETF. A fund that invests in the shares of another fund is considered a Fund of Funds and is required to disclose the expenses paid to the acquired fund (Underlying ETF) under the Investment Company Act of 1940.
It is important to note that the Fund will only be paying expenses to the acquired fund if it becomes a shareholder in the Underlying ETF. Since the Fund's strategy prioritizes selling puts on the Underlying ETF, the Fund will not hold shares of the acquired fund for a large portion of the time and may not always be required to pay the expenses of the acquired fund.
However, whenever the Fund acquires an ETF, it will be charged the respective ETF's expense ratio for the duration of the time the Fund has held onto the ETF's shares. These expense charges can affect the Fund's performance.
The Fund generally intends to write options on two different funds, ProShares UltraPro QQQ (NASDAQ Ticker: TQQQ) and Invesco QQQ Trust Series 1 (NASDAQ Ticker: QQQ).
See "Equity Strategy" below for more details.
The expenses of the above ETFs as of this prospectus are as
follows:
PROSHARES ULTRAPRO QQQ (TQQQ) ............................ 0.95%
INVESCO QQQ TRUST SERIES 1 (QQQ) ......................... 0.20%

While the Invesco QQQ Trust Series 1 ETF is a non-leveraged index-tracking ETF, the ProShares Ultrapro QQQ ETF is a leveraged ETF that seeks a return that is 3x the return of its underlying benchmark (the NASDAQ-100 Index) for a single day. Due to the compounding of daily returns, holding shares of the leveraged ETF for longer periods can lead to the adverse performance of the underlying leveraged ETF. As is the case with all other securities in the Fund's portfolio, the Fund does not intend to hold any of its leveraged ETF securities for the long-term, and intends for its exposure to the ETF to be as short-term as possible (the Fund will sell deep ITM covered calls with relatively little time to expiration, as soon as possible once shares of an ETF have been acquired by the Fund). Similarly, the Fund's indirect exposure to such ETFs via options will also be limited in the time left until expiration of such options. The shorter the duration the Fund is exposed to the leveraged ETF, the less pronounced the compounding effect of the leveraged ETF's 3x daily compounding returns will be.
The Fund intends that at least 50% of its non-cash holdings be invested in the unleveraged Invesco QQQ Trust Series 1 ETF, either directly (holding shares) or indirectly (options underlying the ETF). No more than 50% of the Fund's non-cash holdings will be invested in the leveraged ProShares Ultrapro QQQ ETF, either directly or indirectly.
^Disclaimer: This Fund references the Invesco and ProShares names solely for the purpose of describing its investment strategy. The Fund is not sponsored, endorsed, or associated with Invesco or Proshares, or their affiliates. Any use of the terms "Invesco" or "ProShares" in this prospectus is for informational purposes only and does not imply any affiliation, endorsement, or licensing agreement with Invesco or ProShares. The Fund will buy and sell securities issued by Invesco and ProShares as part of its investment strategy.



B.	Principal Risks of Investing in the Fund

The Fund is an actively managed, non-diversified, open-end management investment company designed primarily as a long-term investment vehicle.
As with any investment, you could lose all or part of your investment in the Fund. At any point, your shares may be worth less than your original investment, even when considering the reinvestment of distributions made by the Fund. There is no guarantee that the Fund will achieve its investment objectives and the Fund's performance could trail the performance of alternative available investments.
An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation (FDIC), any other government agency, the Fund's adviser, or any of its affiliates.
Although the Fund is intended to be used as a long-term investment vehicle, it is not intended to be a complete investment program. It is best advised to talk with your personal investment adviser or do your own due diligence regarding if the Fund is an appropriate addition to your total investment portfolio.
An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund. Therefore, at any point, the market value of the securities owned by the Fund may decline, causing the Fund's value to decline with it. Thus, making market risk the most significant risk for the Investor. It is also important to note that a significant increase in the market value of the securities held by the Fund may not increase the value of the Fund by the same amount. Due to the Fund's use of derivatives, the Fund trades off potential growth for safety of principal and lower volatility.
The Fund's investment strategy will make use of writing equity options. Investments in options carry inherent risks. An option's value may be negatively affected by factors such as the implied volatility of the underlying security, the time horizon of the option, and general economic and market changes such as changes to interest rates.
Furthermore, the Fund may lose money if the covered calls and cash secured puts it sells expire In The Money (ITM), this includes the loss of potential future gains.
Finally, the Fund is classified as a non-diversified investment company under the 1940 Act, therefore it can invest a larger portion of its assets in securities of a single issuer than a diversified fund would. As such, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.


C.	Performance

The Fund is currently in its pre-effective registration stages and as such is considered a New Fund. Because the Fund has not yet begun implementing its investment strategy, there is no historical data available regarding the Fund's Performance.




















Management

Investment Adviser: Kestenbaum Capital, LLC
Portfolio Manager: Roy Kestenbaum

Kestenbaum Capital, LLC is the Fund's investment adviser and is responsible for the Fund's overall investment strategy and its implementation.
Roy Kestenbaum is the Fund's portfolio manager and is responsible for the Fund's day-to-day operation. Roy has been the Fund's portfolio manager since its inception in 2023 and is solely responsible for the development of the Fund's investment strategy.


















Purchase and Sale of Fund Shares

New investors in the Fund's shares have an initial mandatory minimum investment of $2,500. Any subsequent investment made by that individual is NOT limited to any minimum investment requirement.
The Fund is organized as an open-end fund, meaning that the Fund will issue new shares as new investors invest additional capital into the Fund. Shares of the Fund will not be exchanged on a national securities exchange as the Fund's offerings will be made directly through the Fund.
Fund shares can be redeemed directly from the Fund at the Fund's NAV (Net Asset Value). Similarly, shares of the Fund are also purchased at the Fund's current NAV.
Shares of the Fund may only be redeemed after markets close, when the daily closing NAV has been determined. Any request to redeem shares during market hours will be postponed until markets close and will be calculated according to the Fund's post-close NAV.
To redeem shares, the Investor will have to notify the Fund on any business day by written request via e-mail or by phone.
As mentioned in the "Fees and Expenses" section, shares held for less than 1 year upon redemption will incur a 2% redemption fee. Shares held for more than 1 year but less than 2 will incur a 1% redemption fee. Share held for over 2 years will NOT be charged a redemption fee upon redemption.
Shares purchased via the Fund's Dividend Reinvestment Plan will not pay a redemption fee upon redemption, regardless of the amount of time the shares are held by the investor.







Tax Information

The Fund intends to make distributions (dividends) that may be taxable to the investor as ordinary income or capital gains unless the Investor is investing through a tax-advantaged arrangement such as an Individual Retirement Account (IRA) or a 401(K) plan.























Financial Intermediary Compensation

At the time of this prospectus, all of the Fund's shares are purchased and redeemed directly through the Fund.
The Fund is currently looking into the possibility of hiring the services of a third party such as a financial intermediary or broker-dealer to help distribute the Fund's shares. As of this prospectus, the Fund has not yet entered into any agreement with such parties.
If the Fund enters into an underwriting agreement with any third party, then the Fund's Adviser and its related companies may pay financial intermediaries or broker-dealers for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, salesperson, or other intermediary employee to recommend the Fund over another investment.
Upon entering into an underwriting agreement with any third party, this prospectus will be updated to disclose the relevant information.
Ask your financial adviser or visit your financial intermediary's website for more information.












Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings

A.	Investment Objectives

The Fund's primary investment objective is to seek attractive total returns with less volatility than the NASDAQ-100 Index (The "Reference Index"). The Fund's secondary objective consists of distributing a portion of the income received from shorting options. The Fund cannot guarantee that it will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may only be changed via a majority vote of outstanding shares.

B.	Implementation of Investing Objectives

The Fund is an alternative fund that utilizes a complex investment strategy that takes advantage of both options and equity in order to meet its goals and objectives. Because of this, this section of "Implementation of Investing Objectives" will be divided into "Option Strategy", to explain and illustrate the Fund's investment strategy as it relates to options, and "Equity Strategy", in order to explain the Fund's investment strategy as it relates to its choice of equity securities.
The Fund does not prescribe specific allocations of the Fund's AUM to its equity strategy or to its options strategy. The Fund will attempt to allocate as close to 100% of its AUM to the option strategy, however investing in options will almost inevitably lead to an investment in equity due to the possibility of assignment on a short put position. Once this happens, the Fund is in ownership of equity and will attempt to convert the equity back to cash via covered calls (an in-depth explanation of this can be found below in this section).
The option strategy and equity strategy operate tandemly and are only mentioned separately in this section for the sake of simplicity in explaining the Fund's investment strategy.

OPTIONS STRATEGY
The Fund employs an active and dynamic "PutWrite-CallWrite" options strategy consisting of continuously writing (selling) cash-secured puts on leveraged and unleveraged ETFs ("The Underlying ETF") and subsequently writing covered calls on the Underlying ETF, assuming the cash-secured puts have been assigned.
Under a more ideal scenario, the cash-secured puts expire worthless and the Fund will reinvest the released cash collateral and a portion of the generated premium income in additional cash-secured puts.
The Fund's options strategy begins with the Fund selling put options on the Underlying ETF. The Fund will typically aim to sell puts with up to 6 weeks left until expiration, this is so that the Fund can take advantage of the exponentially increasing "Theta Decay" (Time Decay) that occurs as an option gets closer to its expiration date. Assuming all other variables remain the same, the closer an option gets to its expiration date, the more its value decreases each day due to the "Time Decay" effect of options. Since the Fund intends to hold a short position on its option contracts, a decrease in the value of an option will lead to an increase in the value of the Fund.
Furthermore, the Fund will write puts ONLY if the premium income received from each put contract is worth at least 0.4% of the cash collateral needed to open that short put position. This allows for a more predictable return under certain market conditions, but more importantly, this also allows for the Fund to invest in deep OTM (Out of The Money) short put positions. The deeper OTM a put option is, the less likely it is for that option to be exercised. It is mainly due to this fact that the Fund manages to lower volatility for the Investor.
The example below will help illustrate how the use of shorting options lower volatility for the Fund's shareholders:

EXAMPLE:
Shares of XYZ are trading at $34 a share. The Fund sells a cash-secured put on the underlying XYZ with an exercise price (strike price) of $27 a share and receives $0.15 a share as premium income for selling the option. The put option has 6 days left until expiration.
The cash collateral required for this one put option is equal to $27*100= $2,700 (REMINDER: Each option contract represents 100 shares of the underlying security) and the total premium income received from this put contract is $0.15*100= $15.
Since 15/2,700= 0.56% (the put position's maximum potential return), the put option would be appropriate and in line with the Fund's option's strategy.
Furthermore, the breakeven point ("B/E"- the price at which the underlying security's share price must be in order to net a 0% return on the investment, also referred to as "cost basis") for this put option contract is $26.85
(premium per share subtracted by the exercise price [$27- $0.15=$26.85]). As long as XYZ's share price is above
$26.85 at expiration, the Fund nets a positive return on the investment. Therefore, at the time of writing the put, XYZ's share price could drop 21% before the Fund will take on any losses from the investment on the date of expiration ((Stock price - B/E) / Current Price = Change in % [34-26.85=7.15/34= 21%]).
Once the Fund sells a cash-secured put, one of two likely outcomes will occur. Either, (i) the put expires worthless, or
(ii) the put is exercised and the Fund exchanges its held cash collateral for 100 shares of the Underlying ETF.
Under the former (i), the cash collateral is released and the Fund will reinvest the released collateral, along with a portion of the premium income generated, into another cash-secured put. Under the second (ii) outcome, the Fund is assigned to purchase 100 shares of the Underlying ETF at the exercise price. This will happen either due to the Underlying ETF's market price dropping below the exercise price on or before the expiration date or the option's buyer simply decided to exercise the option's terms early.
If the Fund is assigned on the put and is required to purchase shares of the Underlying ETF, the Fund will begin selling covered calls with the newly purchased shares locked as collateral for the call options. The covered call options will be sold at the lowest possible exercise price that allows for a Total Return* (Premium Income + Capital Gains) that is in line with the Fund's targeted investment returns.
The Fund aims to realize a weekly return of at least 0.4% of the capital invested in cash secured puts, which in monthly terms comes out to be approximately between 1.6% and 2%. This means that if a put option is assigned, the Fund will aim to sell covered calls that allow for the original cash invested in the put to grow at least 0.4% weekly, even if it means selling the shares at a lower price than it was purchased. This could be achieved by leveraging the extra premium income generated from the sale of the covered call to counterbalance any potential capital gains loss resulting from the sale of shares in the event of the covered call option being assigned.
So, if the Fund sells a put with a week remaining until expiration and the Fund ends up being assigned on that put, the Fund will then sell a covered call that seeks to net a total return equal to at least 1.004^2= 0.802%.
The Fund intends to invest at least 95% of its Assets Under Management in cash-secured puts and, upon the potential assignment of such puts, covered calls. When calculated over a year, the Fund targets a gross annual return of approximately 20%. It is important to note that this is a targeted return and not a guaranteed return. More information regarding the factors that could lead the Fund to fail to achieve its 0.4% weekly goal could be found in this prospectus' "Risks" section.

*For this section, "Total Return" refers to the sum of the total premium income generated and any capital appreciation or depreciation over the life cycle of a single Cash
Secured Put. A life cycle of a Cash Secured Put begins when the Fund writes a put and ends either when the put expires worthless or when the Fund is assigned on a covered call and is required to sell shares initially purchased via an assigned Cash Secured Put.

Similar to the cash-secured puts, once the Fund sells a covered call there are two possible outcomes. Either, (i) the call expires worthless and the share collateral is released back to the Fund, or (ii) the call is exercised and the Fund exchanges 100 shares of the Underlying ETF for cash at the stated exercise price.
If outcome (ii) happens, the Fund will repeat its investment cycle and begin to sell cash-secured puts using the newly acquired cash from the assigned covered call as collateral for the put. However, if outcome (i) happens and the covered call expires worthless, the Fund will continue to sell covered calls but will adjust the call's exercise price to be in line with the Fund's 0.4% weekly growth goal (0.4% return is a projection and not a guarantee).
Every time a covered call is sold against the Underlying ETF shares, those shares' cost basis are decreased by the amount of total premium income received throughout the "lifetime" of the original cash collateral that was first invested as a cash-secured put. The cost basis is primarily used by the Fund to quantify the appropriate prices to sell shares.
As the cost basis drops, so does the covered call's exercise price needed in order to sell the Underlying ETF shares at a price that is in line with the Fund's objectives and goals. When dealing with calls, a lower exercise price increases the chances of being assigned to sell the shares and also increases the amount of cash received as premium income for selling the call. Therefore, the Fund will aim to sell calls with lower exercise prices. This however has the drawback of limiting the potential gains of the investment if the Underlying ETF's market value were to rally rapidly.
The Fund may sell covered calls with up to 6 weeks left until expiration.
The Fund intends to achieve profitability without relying solely on the increase in the value of the options' Underlying ETF. The Fund achieves this through careful management of each cash secured put's cost basis.
As mentioned above, the Fund manages to lower cost basis by implementing an options strategy that involves selling call options on the held shares. The premium income received for shorting each covered call lowers the cost basis for that respective bundle of 100 shares (originally purchased via an assigned cash-secured put).
In applying the covered call portion of the Fund's options strategy, the Fund calculates the appropriate exercise price for selling the covered call based on a weekly targeted return of 0.4% (or 1.6%-2% monthly). The importance of calculating an appropriate exercise price for the shorted covered call is to ensure a minimum profit while maintaining some level of stability to the Fund's value.
If the Fund sells a covered call with an exercise price that is too low, the Fund may lock itself in an option position that could ensure a decrease in the Fund value (regardless of whether or not the option expires ITM [In The Money] or OTM [Out The Money]).
If the Fund sells a covered call with an exercise price that is too high, then the option's cost basis won't be lowered enough in order to sufficiently offset a potential decrease in the value of the Underlying ETF because as a call option's exercise price increases, the premium received for that option will decrease relative to other covered calls on the same underlying security with the same time to expiration. The Fund uses premium income to lower cost basis which acts to partially protect the Fund from a potential decrease in the value of its held securities.
When calculating the appropriate exercise price for a covered call, the Fund will consider 3 different exercise prices for options, an In The Money (ITM) option, an Out The Money (OTM) option, and an At The Money (ATM) option (Reminder: ITM call options are options where the exercise price is lower than the underlying security's current market value, OTM calls are when the exercise price is above the underlying's current market value, and ATM calls are when the exercise price is about equal to the underlying's current market value). Depending on the difference between the option's Underlying ETF's current market value and the Fund's current cost basis for the assigned Underlying ETF, the Fund will be able to determine which type of covered call would be optimal for the Fund to sell (ITM, OTM, or ATM).
If the market value of the Underlying ETF is above the Fund's cost basis for the same Underlying ETF, then it is most likely that the Fund will attempt to sell an ITM covered call. An ITM call will earn the Fund the most premium income thus lowering the cost basis even more, this enables the largest protection for the Fund if the Underlying ETF's value were to decline. An ITM covered call also increases the likelihood for the call to be assigned (relative to ATM and OTM calls), converting the Fund's owned ETF shares back to cash.
If the market value of the Underlying ETF is below the Fund's cost basis for the same Underlying ETF, then it would be most likely for the Fund to sell an OTM covered call option. When the Underlying ETF's current market value is below the Fund's cost basis then that is indicative that the Fund is currently experiencing a negative Total Return on the assignment of the respective Underlying ETF shares. Therefore, in order to not lock the Fund into an option position that will necessarily cause the Fund to lose value, the Fund will opt to sell an OTM covered call that yields a lower premium income than an ATM or ITM covered call. Selling an OTM option in this scenario does not do much to protect the Fund from a continuing decline in the market value of the Underlying ETF but it does enable the Fund to acquire a smaller amount of premium income without potentially forcing the Fund to sell the Underlying ETF shares at a significant loss.
Finally, if the market value of the Underlying ETF is approximately equal to the Fund's cost basis for the same Underlying ETF, then the Fund may sell either an ITM, OTM, or ATM covered call, depending on the amount of time that the Fund has owned the Underlying ETF. The longer the amount of time that the Fund has owned the Underlying ETF shares, the likelihood the Fund will sell an OTM covered call option increases. The inverse to this logic can be also be applied; the less time the Fund has owned the Underlying ETF shares, the more likely the Fund will sell an ITM covered call. This is because the Fund will only sell its assigned ETF shares if the Total Return on the original cash-secured put is in line with the Fund's targeted return because the longer the Underlying ETF shares are held by the Fund, then the higher the Fund's targeted return should be. EXAMPLE-
A $1,000 initial investment in an assigned cash-secured put made 12 weeks ago should only be liquidated if doing so will net the Fund with a Total Return of about $49, or 4.9%. This is because the Fund aims to return a compounding
0.4% a week, $1,000 * 1.004^12 = $1,049.
Similarly, a $1,000 initial investment in an assigned cash-secured put made 48 weeks ago should only be liquidated if doing so will net the Fund with a Total Return of about
$211, or 21.1% ($1,000 * 1.004^48 = $1,211).
ITM options are generally better used for protection against a market decline and OTM options are generally better used for enabling a higher Total Return. ATM options can be utilized as a buffer between the ITM and OTM options, taking advantages and disadvantages from both. The Fund uses this logic to help calculate the optimal exercise price of its covered calls (ITM, OTM, or ATM).
The three most considerable factors for the Fund in deciding the appropriate exercise price for a covered call are the Underlying ETF's market value, the duration of time the Underlying ETF has been owned by the Fund, and the Fund's cost basis for the Underlying ETF. The above explains the Fund's general methodology for pricing and selling covered call options, however, the Fund may at times deviate from exactly implementing the above strategy as it relates to ITM, OTM, and ATM options due to fluctuations in the Underlying ETF's and the option's volatility and price. The Fund may sell an ITM option when an OTM option would be expected and vice versa. This is usually done to either mitigate risk or to take advantage of an arbitrage opportunity.
The Fund's overarching strategy revolves around achieving consistent and predictable returns. This is done by leveraging options to manage volatility and gradually decrease the cost basis. The Fund recognizes that limiting potential gains can be a trade-off for lowering risks. This aligns with the Fund's broader goal of decreasing volatility while simultaneously realizing positive returns over time.
Remember, the Fund isn't aiming to maximize its profit via speculation. Instead, it aims to produce relatively predictable and attractive returns while lowering volatility.
The Fund's portfolio will consist of many separate cash-secured put investments diversified by time left until expiration and strike price.
On days when stock prices are up, the price of calls on those stock rise. On days when stock prices are down, the price of puts on those stocks rise. Ideally, the Fund will prefer to sell calls on days when stock prices are up and sell puts on days when stock prices are down.
Unfortunately, the stock market is unpredictable and therefore it is impossible to know when there will be a green day (a day closing with a positive return) or a red day (a day closing with a negative return) in the Reference Index (The NASDAQ-100 Index).
As it relates to selling puts, it is likely that the Fund will sell cash-secured puts with a maximum potential gain that is higher than the aforementioned weekly goal of a 0.4% return on days when Reference Index suffers a sharp decline. At any other time, the Fund will aim to sell cash-secured puts that return approximately 0.4% of the investment.
As for call writing discipline, the Fund will generally sell a call as soon as possible after an assignment on a put option. This is done in order to hedge against the possibility of a continuous decline in the underlying shares' value.
The Fund will allocate over 95% of its assets under management
(AUM) towards implementing the above investment strategy. Any remaining assets will be allocated towards cash holdings and Put Credit Spreads.

Although the vast majority of the Fund's investment strategy will involve allowing options to mature to their expiration dates, the Fund may also make use of "Option Rolling" and "Put Credit Spreads" at times when necessary.
Both Rolling Options and Put Credit Spreads require the Fund to purchase ("long") options, however, it is important to note that the Fund will NOT buy standalone options to open new long positions on the options. The Fund will only purchase options if it is part of a larger strategy, such as an options spread. Option Rolling is the strategy of simultaneously purchasing to close an option, and selling to open a different option with a different exercise price and/or expiration date but on the same underlying shares. This allows the Fund to reap additional premiums while using the same collateral. The Fund will only utilize Rolling Options in situations where the Underlying ETF's value drops or rises to an extreme degree, rendering the opened short option position near worthless while still having several days remaining until expiration. The Fund will always prioritize allowing its positions to expire worthless and therefore the Fund will only Roll Options under rare circumstances, such as when the market value of the Underlying ETF drops or rises significantly and the Fund's buying power is low (rolling the option will release the cash collateral from the original option, to then be used on a new shorted option).
Additionally, the Fund may choose to utilize Put Credit Spreads. Put credit spreads are the simultaneous purchase of a put and selling of a put with a higher exercise price on the same underlying security with the same expiration date. Put credit spreads could be a useful tool since they allow for the possibility of profiting with much less capital needed for collateral. This benefit comes at a cost however.
If the put credit spread expires OTM (Out of The Money), the Fund will lose 100% of the collateral. Compared to traditional cash secured puts, if a cash secured put option plays out unfavorably towards the investor, the investor will then own 100 shares of the Underlying ETF that may rise in value in the future. A put credit spread that goes unfavorably towards the investor will net the investor a permanent loss of the collateral. Because of this, the Fund will limit its use of put credit spreads.
Under normal circumstances, the Fund will invest no more than 5% of its managed assets in put credit spreads.

Under no circumstance will the Fund sell Naked Puts or Naked Call options. Naked puts are puts written without any cash taken as collateral and Naked Calls ("uncovered calls") are calls written without owning the proper amount of shares needed to cover the shares upon the potential assignment.
Both are inherently risky as they can cause the Fund to suffer an investment loss larger than the investment amount itself and therefore the Fund will not engage in any investment practices involving Naked Calls or Naked Puts.
During temporary defensive periods, the Fund may deviate from its principal investment objectives and enable temporary defensive strategies.
More information can be found within the Fund's Statement of Additional Information (SAI).


EQUITY STRATEGY-
The Fund's equity strategy involves investing in options underlying equity that track the NASDAQ-100 Index ("The Reference Index").
Under normal circumstances, the Fund will sell options deriving from the unleveraged "INVESCO QQQ TRUST SERIES 1" ETF (NASDAQ:QQQ). QQQ tracks the NASDAQ-100 Index and therefore grants the Fund exposure to the relevant index sectors and holdings.
Furthermore, QQQ options trade at a high volume with more available expiration dates, including mid-week expiration contracts. The increased volume allows for more liquidity in the options market and the wider range of expiration dates allows for more flexibility when writing options.
Under normal circumstances, the Fund will invest a portion of its managed assets in options deriving from the leveraged "PROSHARES ULTRAPRO QQQ" ETF (Ticker: NASDAQ:TQQQ), the exact amount the Fund will invest in these options fluctuates and depends on market conditions, specifically on the NASDAQ-100 index. As volatility increases on the NASDAQ-100 Index, the Fund will invest a smaller portion of its assets in options deriving from the TQQQ ETF, and more of its assets in options deriving from the relatively less volatile QQQ ETF. TQQQ comprises securities that correspond to three times the daily performance of the NASDAQ-100 Index and is therefore more volatile than the QQQ ETF.
TQQQ is an appropriate match for the Fund's investment objectives and strategies, as it (i) tracks the NASDAQ-100 and is (ii) naturally more volatile than the Reference Index. Its inherent volatility, rather counterintuitively, helps lower the Fund's volatility when implementing the Fund's methodology.

(i) Tracks the NASDAQ-100 Index-
TQQQ allows for the Fund to gain exposure to business sectors and companies that are tracked under the Reference Index. It is due to this that it is necessary for the Fund to invest a significant portion of its managed assets in a single ETF. As mentioned above, the exact amount of assets the Fund intends on investing in options deriving from the TQQQ ETF will fluctuate depending on market volatility.
As of the date of this prospectus, TQQQ is not concentrated in any industry. However, a significant portion of the securities represented in the Reference Index is in the technology sector. As a result, the Fund will have a significant portion of its assets invested in technology companies.
(ii)More Volatile Than The NASDAQ-100 Index-
TQQQ is a leveraged ETF that seeks 3 times the daily return of the NASDAQ-100 Index, making it more volatile than the Reference Index. Volatility is one of many factors that cause option prices to rise and since the Fund mainly intends to sell options, higher volatility works in the Fund's favor.
The increased volatility also allows for larger fluctuations in the Reference Index before the Fund may be assigned on any put options. In other words, the three times leveraged ETF allows a bit more "wriggle room" before assignment than an unleveraged ETF.
This could be best explained using an example involving the leveraged TQQQ and the unleveraged QQQ:

EXAMPLE-
Let's assume two different options that both track the
NASDAQ-100 Index, one deriving from the TQQQ ETF and the
other deriving from the QQQ ETF. Both options are
considered appropriate options for the Fund to sell with
regard to the Fund's goal of a 0.4% weekly return on the
cash held as collateral on a cash-secured put. Both options
expire in a week.
I.	TQQQ- 22 strike put that generate $0.09 a share of
premium income, or $9 total. TQQQ is currently trading at
$30 a share.
II.	QQQ- 281 strike put that generates $1.16 a share of
premium income, or $116 total. QQQ is currently trading at
$300 a share.
Both options track the NASDAQ-100 Index (albeit at
different levels of exposure) and both options' total
premium income is approximately 0.4% of the cash collateral
needed for the investment as shown:
I.	TQQQ- $9/$2,200= 0.4%
II.	QQQ- $116/$28,100= 0.4%
In order for the Fund to be assigned on the first (I) option, TQQQ needs to drop to $22 a share by the expiration date, or 26.67% (=(30-22)/30).
In order to be assigned on the unleveraged option (II), QQQ needs to drop to $281 a share by expiration, or 6.33%
(=(300-281)/300).
Since the leveraged ETF (TQQQ) seeks a 3x daily return of the NASDAQ-100 Index, we can ROUGHLY estimate the amount the Reference Index will need to drop in order to be assigned on the TQQQ option: 26.67%/3= 8.89%. Compared with the 6.33% drop needed in order to be assigned on the unleveraged option (QQQ), the TQQQ option grants the Fund more flexibility when selling a deep OTM put option.
It is important to note that the 3x return on the Reference
Index for TQQQ is calculated for A SINGLE DAY, as measured from one NAV calculation to the next. Due to the compounding of daily returns, periods longer than one day can result in returns that are significantly different from the 3x return target of the Reference Index. The more compounding periods there are, the more likely the leveraged ETF will mismatch a perfect 3x return on the Reference Index and therefore dividing the percentage drop in TQQQ by 3 will only give a rough estimate of how much the NASDAQ-100 Index will need to drop in order for the Fund to be assigned on the above put.

^Disclaimer: This Fund references the Invesco, ProShares, and NASDAQ names solely for the purpose of describing its investment strategy. The Fund is not sponsored, endorsed, or associated with Invesco, ProShares, NASDAQ, or their affiliates. Any use of the terms "Invesco", "ProShares", or "NASDAQ" in this prospectus is for informational purposes only and does not imply any affiliation, endorsement, or licensing agreement with Invesco, ProShares, or NASDAQ. The Fund will buy and sell shares from Invesco and ProShares as part of its investment strategy.

Shares Of Acquired Funds-
As part of the Fund's principal investment strategy, the Fund will acquire shares of other funds for short term periods of time. The Fund has no intention of holding acquired shares for prolonged periods. The shares of the acquired companies the Fund intends to purchase are all shares of closed-end exchange traded funds (ETFs). Therefore, the Fund will not redeem any shares from the acquired fund, instead the Fund will exchange shares of the acquired fund for cash in the secondary market.
Furthermore, because the Fund is a small fund (less than $10 million AUM), it would be very unlikely for the Fund to own more than 3% of an acquired fund, as the ETFs the Fund intends to acquire have an AUM of over $10 billion.
Section 12(d)(1) of the Investment Company Act of 1940 establishes certain restrictions for investing in other investment management companies. However, Section 12(d)(1)(F) of the Act establishes some exemptions to these restrictions upon certain conditions.
The Fund shall exercise voting rights by proxy with respect to any security purchased or acquired pursuant to Section 12(d)(1)(F) in the manner prescribed by Section 12(d)(1)(E)(iii) of the Act.
The Fund has no intention of redeeming acquired securities directly from the issuer of such acquired investment company and the Fund has no intention of investing in a complex multi-tier structure (the Fund will not invest in funds that own shares of other funds).


C. Risks-

The Fund is a non-diversified, open-end management investment company designed primarily as a long-term investment.
As with any investment, you could lose all or part of your investment in the Fund. At any point, your shares may be worth less than your original investment, even when considering the reinvestment of distributions made by the Fund. There are no guarantees that the Fund will achieve its investment objective and the Fund's performance could trail the performance of alternative available investments.
An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation (FDIC), any other government agency, the Fund's adviser, or any of its affiliates.
Although the Fund is intended as a long-term investment, it is not intended to be a complete investment program. It is best advised to talk with your personal investment adviser, or do your own due diligence, regarding if the Fund is an appropriate addition to your total investment portfolio.
The following risks are principal risks associated with investing in the Fund.

Investment and Market Risk-
As it is with any investment, an investment in the Fund's shares is subject to investment and market risk, including the possible loss of the entire invested principal. An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund. At any point, shares of the Fund can be worth less than your original investment, even when taking the reinvestment of Fund distributions into account.

Common Stock Risk-
Common stock represents an equity ownership in a corporation or issuer. Over the long term, common stocks have historically generated higher average total returns than fixed income securities, however common stocks have also experienced a significantly higher degree of volatility in producing those returns.
Therefore, adverse events may cause common stocks to underperform relative to other fixed income securities during certain periods.
The prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the value of common stocks to which the Fund is exposed to. The value of common stock generally tends to fluctuate due to changes in the stock market, economy, legislature, and investors' perception of the current and upcoming conditions of the market and economy as a whole. Furthermore, the value of common stock may be sensitive to rising interest rates, which increases the cost of capital and the costs associated with borrowing funds.
As it is with any security, an investor may lose part or all of her investment when purchasing common stock.

Investment Companies Risk-
In the pursuit of achieving the Fund's objectives and goals, the Fund will invest in the securities of other investment companies, primarily companies offering Exchange Traded Funds
(ETFs). Some of these securities may be leveraged and as such, the Fund may be directly or indirectly exposed to leverage through an investment in such a security, thus magnifying the Fund's leveraged risk.
The utilization of leverage is a speculative investment technique and involves certain risks. An investment in leveraged investment companies may expose the Fund to higher volatility in the value of the shares of such companies and may increase the possibility that the Fund's returns on such securities will be diminished.
Investing in leveraged ETFs involves unique risks related to leverage and the single-day, compounding effect on investment returns. Leverage and compounding effects can amplify both potential gains and losses, which may not be intuitive over extended periods.
The compounding effect occurs when the leveraged ETF seeks to achieve its investment objective daily and reset its leverage ratio. This means that the ETF's performance is based on a daily rebalancing process, and over time, the performance can deviate from the multiple of the underlying index's returns. The compounding effect may lead to significant divergence from the expected returns over longer periods, especially during periods of high market volatility. Therefore, the returns of leveraged ETFs over periods longer than one day are dependent on the sequence of the daily returns of the underlying security that the leveraged ETF is tracking.
An investment in an investment company exposes the investor to all of the risks that the investment company is exposed to. As a holder of the securities of other investment companies, the Fund will bear its proportional amount of the other investment companies' expenses and advisory fees. These expenses are in addition to the Fund's own expenses and as a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments.
Furthermore, all of the risks inherent to the acquired investment company will apply to the Fund's strategy as well. View the Acquired Fund Fees and Expenses (AFFE) subsection under the "Fees and Expenses" section for more information.

Put Option Risks-
As the writer of a put option, the Fund takes on the risk of declines in the value of the option's underlying security, up to a possible maximum loss of the entire exercise price of the option minus the premium income received. The Fund receives a premium for writing the put, however the premium may not be enough to completely offset the loss in value caused by a decrease in the value of the option's underlying security. Alternatively, if the underlying security increases in value, the Fund will not have the opportunity to completely benefit from its increase in value.
Whenever writing a put option, the writer assumes the risk that it must purchase the underlying security at the option's exercise price that may be higher than the underlying security's market price.
The value of the options written by the Fund will be affected by changes in the dividend rate, value, time remaining until expiration, and actual or perceived volatility of the stock market and the option's underlying security. The value of options may also be adversely affected if the market for options becomes less liquid.
Options can be listed on an exchange or traded in the OTC (Over The Counter) market. Exchange traded options usually have standardized exercise prices and expiration dates. Buyers' and sellers' obligations related to such options are guaranteed by the exchange or a related clearing corporation such as the Options Clearing Corporation (OCC).
OTC options are more flexible as the terms are negotiated between the buyer and the seller, however they are subject to counterparty risk. Due to the lack of independent evaluation and regulated markets, the risk of potential losses with OTC options increase. Because of these risks, the Fund will greatly limit any use of OTC options.

Call Option Risk-
When writing a call option, the Fund relinquishes the opportunity to profit from increases in the value of the option's underlying security above the sum of the total premium received and the exercise price of the option, while still retaining the risk of negative returns should the market value of the underlying security decline.
As the Fund opens more short call positions, its ability to benefit from capital appreciation becomes more limited and increases the risk of NAV volatility. Under such a scenario, the Fund may end up with a reduced asset base over which it uses as collateral to write calls. This could eventually lead to reduced distributions to the Fund's shareholders and a decrease in the Fund's NAV.
Furthermore, the Fund bears a risk that the value of the securities held by the Fund will vary from the value of the Reference Index (NASDAQ-100).
The value of the options written by the Fund will be affected by changes in the dividend rate, value, time remaining until expiration, and actual or perceived volatility of the stock market and the option's underlying security. The value of options may also be adversely affected if the market for options becomes less liquid.
Options can be listed on an exchange or traded in the OTC (Over The Counter) market. Exchange traded options usually have standardized exercise prices and expiration dates. Buyers' and sellers' obligations related to such options are guaranteed by the exchange or a related clearing corporation such as the Options Clearing Corporation (OCC).
OTC options are more flexible as the terms are negotiated between the buyer and the seller, however they are subject to counterparty risk. Due to the lack of independent evaluation and regulated markets the risk of potential losses with OTC options increase. Because of these risks, the Fund will greatly limit any use of OTC options.

Options Strategy Risk-
When utilizing the Fund's option strategy, the Fund seeks to reduce volatility and downside risk relative to the NASDAQ-100 Index. The strategy may not work as intended and may result in periods of underperformance when market values are increasing or losses in general.
The option strategy's success is dependent on the Fund's ability to appropriately assess the correlation between the performance of the Reference Index and the metrics used by the Fund's advisers to measure volatility. Since the characteristics of securities change as time passes and markets fluctuate, the successful implementation of the Fund's option strategy will also depend on the Fund's ability to continuously readjust, recalculate, and efficiently execute volatility management techniques. Additionally, market conditions can sometimes change rapidly and unpredictably and therefore the Fund's advisers may not be able to execute its volatility management strategy in a timely manner or at all.
Volatility management strategies may often require a higher volume of transactions and therefore may increase transaction costs for the Fund which can lead to decreased gains.
As is with any security-based strategy, it is impossible to perfectly manage volatility. The aforementioned factors may prevent the Fund from achieving its investment objective and could cause the Fund to realize losses or underperform the Reference Index.
Furthermore, volatility management techniques do not guarantee protection against considerable market declines and may cause the Fund to underperform, even during periods when the stock market rallies. The Fund's performance may be lower than the performance of similar funds that do not employ the volatility reducing options strategy that the Fund employs.

Failure to Reach Targeted Return Risk-
The Fund's principal investment strategy has a weekly return goal of 0.4%. This is only a targeted weekly return and not a guaranteed return.
The most likely factor that would cause the Fund to miss its return target would be a continuous decline in the market price of the securities underlying the options that the Fund has sold. If the market decline is short-term (just a few days or weeks long), the Fund should not have much difficulties reaching its cumulative targeted return retroactively.
However, a long-term decline on the options' underlying securities can make it more difficult for the Fund to continuously reach its targeted return goal and may even cause the Fund to incur negative returns.


Open Options Risk-
As per the Fund's investment strategy, the Fund will invest in shorting equity options. While short option positions are open, the value of the option may fluctuate due to the numerous factors that affect the price of an option nearing expiration, these value fluctuations may negatively affect the Fund's NAV. The numerous factors affecting the value of an open option position include, volatility of the option's underlying stock, volatility of the stock market as a whole, the time remaining until expiration of the option, changes in the economy's overall interest rates, and the market value of the option's underlying security.
An additional risk of open short option positions is the possibility of an early assignment. If the buyer of an open option decides to exercise the option before the expiration date, the Fund will then be assigned to commit to its contractual obligation on an earlier date. This may lead to fluctuations in the Fund's NAV.

Inaccurate Valuation of Options Risk-
Investing in the Fund involves risks related to the valuation of options, which may be inaccurately priced by the market, potentially leading to misrepresentations in the value of the option and, consequently, a possible misrepresentation in the Fund's Net Asset Value (NAV). Options are financial derivatives whose values are influenced by various factors, including the underlying security's price, time to expiration, volatility, and prevailing interest rates. Due to market dynamics, bid-ask spreads, and other uncertainties, options with wide bid-ask or limited trading activity might be subject to inaccurate valuation.
On some thinly traded options exhibiting a wide bid-ask spread, the market price of the option may not accurately represent the actual value of the option, potentially leading to the misrepresentation of the option's value and impacting the Fund's NAV.
Inaccurate valuations could lead to discrepancies between the Fund's reported NAV and its actual economic value, potentially affecting the Fund's overall performance and investor returns.

Put Spreads Risk-
The Fund may invest in put spreads. A put spread involves the simultaneous purchase and sale of a put option on the same underlying security and expiration date but with different strike prices.
There may be times when the Fund may not be able to close out or enter these transactions because of the potential lack of market participants that are willing to take opposing positions to that of the Fund. Under such a scenario, the Fund wouldn't be able to enter into a Put Spread position or close a Put Spread position, which could decrease the Fund's liquidity and may adversely impact the Fund's NAV.

Not An Index Fund-
The Fund is not intended to be, nor is, an index fund. Therefore, the Fund's performance will differ from the performance of its Reference Index, the NASDAQ-100 Index. The main reason for this is because the Fund will write cash-secured put options on securities tracking the NASDAQ-100 Index.
By writing put options, the Fund gives up the opportunity to benefit from potential increases in the Reference Index above the premium received from the option, but will continue to bear the risk of declines in value upon a significant drop in the underlying security's value.

Non-Diversification Risk-
The Fund is classified as a non-diversified investment company under the 1940 Act, therefore it can invest a larger portion of its assets in securities of a single issuer than a diversified fund. As such, the Fund will be more susceptible than a diversified fund to fluctuations in the prices of securities of a single issuer.

Technology Company Investment Risk-
The Fund invests a significant portion of its assets in technology companies due to a substantial portion of the securities represented in the NASDAQ-100 Index being in the technology sector.
Technology related corporations tend to exhibit a greater degree of market volatility as it relates to their market value, relative to other types of investment. Investor sentiment towards these stocks may fluctuate substantially and can cause the sudden buying and selling of the stocks which could lead to substantial price fluctuations of the security's value. Technology stocks are also sensitive to changes in technology, government regulation, consumer and business purchasing patterns, and obsolete and dated products and services. Furthermore, an increase in interest rate tends to negatively affect the earnings of technology companies due to the increase in costs of borrowing money used to expand the company's operations.

Management Risks-
The Fund actively manages its portfolio and therefore is subject to management risk. The Fund's advisers will apply risk analysis and investment techniques in making investment decisions for the Fund, however there is no guarantee that these techniques and analyses will produce the Fund's desired results.
As is the case with any actively managed investment vehicle, the Fund's advisers may err in the methodologies and strategies chosen when seeking to implement its principal investment strategy.


D. Portfolio Holdings-

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities can be found in the Fund's Statement of Additional Information (SAI).
















Management, Organization, and Capital Structure

Investment Adviser-
Kestenbaum Capital, LLC is the Fund's investment adviser and is located at 11710 Old Georgetown Road, Apt 601, North Bethesda, Maryland, 20852.
The Adviser provides the Fund with all of its advisory services including but not limited to, the development of the investment strategy and the implementation of the Fund's investment strategy.
The Fund's investment adviser's compensation is the 1.75% management fee mentioned above in the "Fees and Expenses" section.

Portfolio Manager-
Roy Kestenbaum- Roy has been individually responsible for the development of the Fund's principal investment strategy. Roy's main business experience in the past 5 years involved trading and investing in options and equity.
The SAI (Statement of Additional Information) below provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

The Investment Advisor has been approved by a majority vote of the board of directors, including a majority approval of the non-interested board members as defined by Section 2(a)(19) of the Act. The basis for the approval of the investment advisory contract of the Fund is available in the Fund's annual report to shareholders.





Shareholder Information

A.	Pricing Of Fund Shares-
The Fund is organized as an open-end fund, meaning the Fund will issue new shares as new investors invest capital in the Fund. Shares of the Fund will not be exchanged on a national securities exchange as all of the Fund's current offerings will be made directly through the Fund.
Shares of the Fund can be redeemed directly from the Fund at the Fund's NAV (Net Asset Value). Similarly, shares of the Fund are also purchased at the Fund's current NAV.
Shares of the Fund can only be redeemed after markets close, when the current daily NAV has been determined. Any request to redeem shares during market hours will be postponed until markets close and will be calculated according to the Fund's post-close NAV. Fund shares can be redeemed or purchased at NAV on any business day, excluding holidays, past market hours.

Net Asset Value (NAV)-
The Fund's NAV per share is determined at the close of each regular trading session (normally 4:00 PM Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business.
NAV is calculated by subtracting all liabilities (including accrued expenses and dividends declared but unpaid) from all assets (including accrued interest and dividends) and then dividing that value by the total number of common shares outstanding.
NAV = (Net Assets - Net Liabilities)/# of Common Shares
Outstanding
In determining NAV, assets and other securities for which market quotations are available are valued at market value. Equity securities traded on an exchange are generally valued at the last sales price on which such securities are traded.
Securities reported on NASDAQ are valued at the NASDAQ Official
Closing Price.
Options listed on national exchanges are valued using the mark (the value exactly between the option's highest bid and lowest ask price) at the end of the trading day.
On thinly traded options, the bid-ask spread may be very wide resulting in an inaccurate valuation of the option, therefore the Fund's NAV will be closest to its true value on the weekends, when it is most likely to have the least number of open positions on options. It should be noted that the listed options markets typically close at 4:15 PM Eastern Time. Changes in the value of the Fund's portfolio after 4:00 PM would not be reflected in that day's NAV.
OTC options are valued based on prices from a third-party evaluation service.
The value of any purchase or redemption of Fund shares will be based on the next calculation of NAV after the order is placed.

B.	Purchase Of Fund Shares
Fund shares can be purchased at the Fund's NAV per share. When purchasing or redeeming new shares the relevant NAV will be calculated according to the next day's NAV.
At the time of this prospectus, all of the Fund's shares are purchased and redeemed directly through the Fund.
The Fund is currently looking into the possibility of hiring the services of a third party such as a financial intermediary or broker-dealer to help distribute the Fund's shares. As of this prospectus, the Fund has not yet entered into any agreement with such parties.
If the Fund enters into a distribution agreement with any third party, then shares of the Fund will be redeemed or purchased either directly through the Fund or via a third-party intermediary service such as a broker-dealer or bank.
Upon entering into an underwriting agreement with any third party, this prospectus will be updated to disclose the relevant information.



C.	Redemption Of Fund Shares-
Fund shares can be redeemed in exchange for the cash value of each share according to the Fund's NAV. Redemption of Fund shares can only be made on business days past market hours and the relevant NAV used to calculate value of redemption is based on the following day's NAV.
The Fund is intended to be used as a long-term investment vehicle, therefore the Fund imposes Redemption Fees to discourage short-term trading of the Fund's shares. The following Redemption Fee arrangement has been voted upon and approved by the Fund's interested and non-interested board of directors.
Any shares owned by the Investor for less than two years will incur a redemption fee upon redemption of Fund shares. If the redeeming owner has held the shares for over 1 year but less than 2, the Investor will incur a redemption fee of 1% of the assets to be redeemed. If the Investor has owned Fund shares for less than 1 year, the Investor will incur a redemption fee of 2% of the assets to be redeemed. Any redemption made for shares held longer than 2 years will not incur any redemption fee. Furthermore, any share purchased via the Fund's Dividend Reinvestment Program (DRIP) will not incur any redemption fees upon redemption, regardless of the amount of time the Investor has owned the shares.
The Fund may also choose to ignore redemption fees upon certain emergency circumstances such as financial or medical hardships. An investor can submit to the Fund's management a written request to waive the Redemption Fee, The Fund's management will then review the request and approve or deny the request to waive.
Redemption of Fund shares can be done directly via the Fund's investment company, or indirectly via a third-party financial intermediary such as a broker-dealer or bank.
Under normal circumstances, a shareholder requesting redemption of Fund shares can typically expect the transfer of payment to her account within one week, or five business days.
When a shareholder requests to redeem her shares, the Fund will deduct the amount of its outstanding shares by the amount of shares to be redeemed. The Fund will then liquidate the appropriate amount of assets in proportions to the Fund's total asset allocation. This means that if the Fund's assets are allocated as 60% option positions, 25% equity, and 15% cash, then 60% of the redemption's value will come from liquidating options, 25% from liquidating equity, and 15% will come from the Fund's held cash.

The Fund has adopted and implemented a written liquidity risk management program that complies with Rule 22e-4 of the Investment Company Act of 1940.
The primary holdings in the Fund's portfolio are expected to be cash and publicly listed market securities and as such most, if not all, of the Fund's securities will be considered highly liquid. The Fund also has no intention to borrow money to invest in securities. Nevertheless, the Fund has developed a liquidity management program that has been approved by the interested and uninterested members of the Fund's board of directors. The board has approved the designation of Ariela Kestenbaum to administer the liquidity risk management program.
The Fund's liquidity management program will be reviewed at least annually.

D.	Dividend And Distributions-
The Fund will pay quarterly distributions in terms of a fixed percentage of the Fund's NAV per share. The distributions paid by the Fund will be composed of net premium income and supplemental amounts representing realized capital gains. Such quarterly distributions are sometimes referred to as "managed distributions".
The Fund will seek to distribute payments at a rate that roughly corresponds to the Fund's investment adviser's projection of the total return that could reasonably be expected to be generated by the Fund's common shares. However, the distribution rate will not be solely dependent on the amount of premium income earned or capital gains realized. The Fund may consider long term historical returns and a variety of other factors when making such projections.
Furthermore, the Fund intends on distributing a portion of its generated premium income. Retaining a portion of the Fund's premium income is generally what helps the Fund's NAV grow exponentially over time.
If net premium income and net realized capital gains were less than the distribution made by the Fund for a quarterly period, the difference would be distributed from the Fund's assets. In order to raise the necessary cash for such distributions, the Fund would either close option positions to release collateral or sell portfolio securities. Such sales of securities may occur regardless of the Fund's investment strategy.
It is likely that the Fund's actual financial performance will vary significantly from month to month and from year to year and it is possible that the distribution rate will exceed the Fund's actual total returns over an extended period. The Fund's actual or projected distribution rate is NOT a prediction or guarantee of what the Fund's actual total returns will be over any future period.
As market conditions and the Fund's portfolio change, the distribution rate and the Fund's distribution policy could change. As such, the Fund reserves the right to alter the distribution rate without a shareholder vote.
For tax purposes and when viable, distributions made by the Fund may consist in part of a return of capital to the Fund's Shareholders. The exact tax characteristics of the Fund's distributions will not be known until the fiscal year end. The Fund's shareholders should not confuse a return of capital distribution with distribution yield or total return.
At the time of the quarterly distribution, the Fund will make available a notice of the estimated sources and tax characteristics of the Fund's distributions, in compliance with federal securities laws requiring any fund paying a distribution from sources other than net investment income disclose to shareholders the composition of the sources of the distributions made.
Projections made by the Fund to determine its distribution yield may be based on certain assumptions about the Fund's expected returns and the realization of any net gains over the remainder of the year. These projections will likely vary over time based on the activities of the Fund and the changes in market conditions and Fund assets.
The final determination of the source and tax characteristics of all distributions will be made following December 31 in each year and will be reported to the Fund's shareholders early in the following year.
The Fund intends to distribute a portion of net capital gains and premium income for each taxable year through its managed distributions.
A return of capital distribution reduces a shareholder's tax basis, which could result in more taxable gain when the Fund's shareholder sells her shares. This could lead to the shareholder paying taxes even if she sells shares of the Fund for less than the original price.
The Fund reserves the right to alter its distribution policy and yield at any time upon notice to its shareholders.

Dividend Reinvestment Plan (DRIP)-
The Fund participates in an "Opt-Out" Dividend Reinvestment Plan
(DRIP). If your shares are registered directly with the Fund, your distributions, including any capital gain distributions and return of capital distributions, will automatically be reinvested in additional shares under the Fund's DRIP, unless your request to opt out of the plan. If you choose to not participate in the DRIP, you will receive all distributions in cash.
Under the DRIP, the number of the Fund's shares you will receive will be determined by the Fund's NAV. Shares received could either be whole or fractional depending on the distribution amount and the current NAV. Distributions will be reinvested at the current NAV on the day they are paid, after market hours. There is no brokerage charge for reinvestment of your distributions in shares and there is no direct service charge to participants in the Fund's DRIP.
Automatically reinvesting distributions back into the Fund does not mean that you do not have to pay income taxes due upon receiving distributions, nor does it mean that you will realize premium income or capital gains simply because you are not receiving cash but instead participating in the Fund's DRIP.
You may withdraw from the Fund's DRIP at any time by giving written or telephonic notice to the Fund's advisers. If you withdraw, shares purchased from the plan will remain under your ownership, however future distributions will be paid in cash and not reinvested.

E.	Frequent Purchases and Redemption of Fund Shares-
The Fund is an open-ended investment management company and is intended to be used as a long-term investment vehicle. The Fund's shares are not intended to be used for short term investments and trades, and doing such could present significant risks towards the Fund's shareholder.
The Fund's NAV fluctuates according to changes in the stock market and sometimes the Fund's financial behavior can be roughly projected based on historical financial events the Fund may endure.
Due to the nature of the Fund's investment strategy, the Fund's value may rise or drop significantly after a significant change in the NASDAQ-100 Index (The Reference Index). These sharp changes in value may be more or less than the fluctuations of the Reference Index. Shareholders of the Fund should carefully consider their investment objectives, risk tolerance, and time horizon before making any decision regarding the holding or trading of the Fund's shares. It is important to understand that short-term trading of the Fund's shares may not align with the Fund's investment strategy and may expose shareholders to higher levels of volatility and risks.
The Fund has not adopted any policies or procedures with respect to frequent purchases and redemption of Fund shares by Fund shareholders. The Fund's philosophy believes that the Investor should have the liberty to decide the method and frequency of investing her assets and as such has not adopted any policies regulating the Investor's use of assets. The Investor is fully responsible for any risks and losses associated with frequent purchases and redemptions of Fund shares.

F.	Tax Consequences-
The Fund intends to make distributions (dividends) that may be taxable to the investor as ordinary income or capital gains unless the Investor is investing through a tax-advantaged arrangement such as an Individual Retirement Account (IRA) or a 401(K) plan.
The Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.
An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.
The Fund may pay an excise tax under the Internal Revenue Code (IRC 4982) with respect to its distributions. This could increase the costs of the Fund.



















Distribution Arrangements-

A.	Sales Load-
The Fund does not apply to any purchases of shares any sales loads. There will be no front-end, back-end, or any other form of sales load expense when purchasing or redeeming shares of the Fund, with the exception of redemption fees for shareholders redeeming shares owned for less than two years, as mentioned in the "Fees and Expenses" section of the prospectus.

B.	Rule 12b-1 Fees-
Rule 12b-1 of the Investment Company Act of 1940 allows fund companies to act as distributors of their own shares. The rule further permits fund companies to charge a fee to pay distribution and marketing costs.
The Fund intends to adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares.
The Fund has a 12b-1 fee of 0.25%.
Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Fund's 12b-1 plan has been approved by a vote of the Fund's interested and non-interested directors.








Financial Highlights Information-

This prospectus represents a fund in its pre-effective registration stages and is thus considered a New Fund. The Fund is currently in the process of registration and as such does not have any historical financial or investment data to report on as of now.























BACK COVER PAGE

The Fund's Statement of Additional Information (SAI) includes additional information about the Fund not found in the Fund's prospectus.

Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's prospectus, SAI, and any future annual and semiannual reports will be available upon request and without charge at KestenbaumCapital.com. The information can also be requested via email by contacting KestenbaumCapital@gmail.com or by phone at 3016741670.

Reports and other information about the Fund are available on the EDGAR database on the SEC's website at SEC.gov. Copies of this information may be obtained after paying a duplication fee, by electronic request by contacting the following email:
PublicInfo@sec.gov.

40 Act File Number: 811-23830






PART B
Statement of Additional Information (SAI)

KC Low Volatility PutWrite-CallWrite Q Fund

PROPOSED TICKER: KCLVQ

The information in this Statement of Additional Information
(SAI) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This Statement of Additional Information is Not a Prospectus.
This Fund's Prospectus Can Be Requested from the Fund's
Management Company's Email at KestenbaumCapital@gmail.com.

December 18, 2023

This Statement of Additional Information relates to the KC Low
Volatility PutWrite-CallWrite Q Fund by Kestenbaum Capital, LLC.

This Fund makes reference to the NASDAQ-100 index solely for the purpose of describing its investment strategy. The Fund is not sponsored, endorsed, or associated with NASDAQ or its affiliates. Any use of the term "NASDAQ-100" in this statement of additional information is for informational purposes only and does not imply any affiliation, endorsement, or licensing agreement with NASDAQ.



Table Of Contents
 Statement of Additional Information


Fund History............................................58
Description of The Fund and its Investments and Risks...59
Management of The Fund..................................68
Control Persons and Principal Holders of Securities.....77
Investment Advisory and Other Services..................78
Portfolio Managers......................................84
Brokerage Allocation and Other Practices................85
Capital Stock and Other Securities......................86
Purchase, Redemption, And Pricing of Shares.............87
Taxation of The Fund....................................88
Underwriters............................................89
Calculation of Performance Data.........................90
Financial Statements....................................91











Fund History

The Fund is an open-end management investment company registered under the 1940 Investment Company Act. The Fund is operated by
Kestenbaum Capital, LLC, a limited liability company formed in the state of Maryland on the first of September, 2022.
























Description Of the Fund and its Investments and Risks-

A.	Classification-
The Fund is a non-diversified, open-end, management investment company.

B.	Investment Strategies and Risks-

As mentioned in the prospectus, the Fund's primary investment objective is to seek attractive total returns with less volatility than the NASDAQ-100 Index ("The Reference Index"). The Fund's secondary objective consists of distributing a portion of the income received from shorting options. The Fund cannot guarantee that it will achieve its investment objectives. In achieving these goals, the Fund will allocate a significant majority (over 95%) of its Assets Under Management to the Fund's principal investment strategy, as mentioned in detail in the Fund's prospectus.
The Fund will also allocate up to 5% of its Assets Under Management to invest in Put Credit Spreads. The Fund will only utilize this investment strategy if the Fund's current buying power is too low to sell a Cash-Secured Put and if the securities underlying the options drop or rise significantly. Put Credit spreads are the simultaneous purchase and sale of two different puts with different strike prices and the same expiration date and underlying security. Put credit spreads could be a useful tool since they allow for the possibility of profiting with much less capital needed for collateral.
The downside to this is if the put credit spread expires Out of The Money (OTM), the Fund will lose 100% of the collateral. It is due to this reason that the Fund will severely limit its use of put credit spreads to up to 5% of its Assets Under Management.
The Fund is a non-diversified, open-end management investment company designed primarily as a long-term investment vehicle.
As with any investment, you could lose all or part of your investment in the Fund. At any point, your shares may be worth less than your original investment, even when considering the reinvestment of distributions made by the Fund. There is no guarantee that the Fund will achieve its investment objective and the Fund's performance could trail the performance of alternative available investments.
An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund. Therefore, at any point, the market value of the securities owned by the Fund may decline, causing the Fund's value to decline with it. Thus, making market risk the most significant risk for the Investor. It is also important to note that a significant increase in the market value of the securities held by the Fund may not increase the value of the Fund by the same amount. Due to the Fund's use of derivative strategies, the Fund trades off potential growth for safety and lower volatility.
Other risks related to Put Credit Spreads include:
Put Options Risk-
Writing put options exposes the Fund to the risk of declining values in the underlying security, potentially resulting in a loss equal to the exercise price minus the premium income received. While the premium offers some cushion, it may not fully offset losses caused by the drop in the value of the underlying security.
Conversely, gains from rising security values might be limited. Put option writers face the risk of having to buy the underlying security at a strike price above market value. Option values are influenced by dividends, time, volatility, and market liquidity changes.

Options Strategy Risk-
The Fund's option strategy aims to mitigate volatility and downside risk compared to the NASDAQ-100 Index. However, it might not consistently perform as intended, leading to underperformance during market growth or losses. The strategy's effectiveness relies on accurately gauging the correlation between the Reference Index and volatility metrics, adaptively adjusting to changing market conditions. Swift changes could hinder executing the strategy timely, potentially increasing transaction costs and impeding gains.
Despite efforts, volatility management does not guarantee absolute market decline protection.

Put Spreads Risk-
Investing in put spreads involves simultaneous purchase and sale of put options with varying strike prices. However, market conditions might limit the Fund's ability to enter or exit such transactions, affecting liquidity and potentially impacting the Fund's Net Asset Value (NAV). In scenarios where opposing positions are unavailable, the Fund could be unable to establish or close put spread positions, potentially impacting its liquidity and NAV.


C.	Fund Policies-

The Fund will not leverage its capital structure by issuing senior securities or debt instruments.
The Fund will not borrow money for investment purposes, unless the Fund is acting in a temporarily defensive manner.
The Fund has no intention to underwrite securities of any other issuers.
The Fund does not have a predetermined limit or policy that restricts its investments from being concentrated in a specific industry or group of industries.
The Fund invests a significant portion of its assets in technology companies due to a substantial portion of the securities represented in the NASDAQ-100 Index being in the technology sector.
It is important for investors to recognize that the Fund's concentrated exposure to the technology sector may lead to potential risks tied to the technology industry's characteristics, such as the volatility associated with technological advancements, shifts in regulation, and market sentiment impacting technology companies.
Shareholder approval is not mandated for adjustments to the Fund's industry concentration policy.
The Fund has no intention to purchase or sell any real estate or commodities.
The Fund has no intention of taking loans or loaning money.
The Fund considers the implementation of its investment strategy and policy fundamental, as well as its investment objectives. As such, Fundamental policies may not be changed unless authorized by a majority vote of the Fund's outstanding securities.

D.	Temporary Defensive Positions-

The Fund may borrow up to 5% of its total AUM (Assets Under Management) for temporary or emergency purposes and may enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure. As the Fund pursues its investment objective, it may encounter several possible scenarios as a result of the implementation of the Fund's strategy that could affect the Fund's principal investment strategy and Net Asset Value (NAV).
The following will illustrate several possible scenarios that may arise and the Fund's defensive reactions to such scenarios.

I.	Puts Are Assigned and the Underlying ETF's Shares Value
Continue to Drop Considerably-
Upon the assignment of a put, the Fund will begin selling covered calls at a low strike, high premium, however the Fund will not sell a covered call at a strike lower than a certain threshold. If the underlying shares were to continuously drop after assignment, the Fund may reach a scenario where it is "Grinding For Premium".
In such a scenario, the underlying shares have dropped significantly to the point where the only options the Fund could sell that are still in line with the Fund's strategy are at a strike price that are deep OTM (Out of The Money). In this case, the Fund will continue to sell covered calls on the underlying security, however due to the significant decline in the value of the underlying security, the Fund will only manage to generate low premium income per option. The Fund labels this scenario as "Grinding Premiums", since it is willing to continuously accept low premiums for contracts as it anticipates a rise in value of the underlying security. If the Fund were to write a call with a low strike subsequent to a sharp decline in the value of the underlying, a risk of realizing a total loss upon assignment will arise. Therefore, in order to minimize the risk of a realized loss, the Fund will continue to sell the appropriate strike price covered calls regardless of how big or little the premiums received are.
The longer it would take for the underlying security's value to recover, the longer the Fund "Grinds For Premiums". Since the Fund attempts to maintain its weekly compounded 0.4% returns regardless of assignment, for every additional week that passes since the cash-secured put's assignment, the Fund will have to raise the exercise price of the covered calls it sells by 0.4% (assuming the investment's cost basis doesn't change). Given enough time, the Fund may find itself in a position where the only exercise prices that correspond to the Fund's investment strategy for covered calls are deep OTM, to a point where it is simply unfeasible to assume the underlying security will reach that value in the near-mid future.

Fund's defensive reaction to the scenario:
If the Fund is "Grinding Premiums" for a significant period of time and the targeted exercise price for covered calls get too high, the Fund may choose to recalculate its expected total return for the original cash-secured put investment from a 0.4% weekly return to a 0.25% weekly return.
In extreme situations, the Fund may also choose to eliminate the target weekly return and instead write covered calls with the cost basis of the investment as the exercise price, thus eliminating the potential of gains while also avoiding losses. The Fund may also choose to go lower than the cost basis while determining an exercise price for a covered call, this however, greatly increases the probability of realizing a loss for the Fund.
Due to the Fund's adviser's philosophy that eventually all major US indices tend to ultimately rise throughout the passage of time, the Fund will choose to sell assigned shares for a loss only under the most extreme market conditions.

EXAMPLE:
The Fund gets assigned on a cash-secured put and purchases
100 shares of XYZ at $50 a share.
1 year (50 weeks) have passed since the assignment and the Fund still hasn't managed to get assigned on the covered calls it has sold throughout the year. XYZ is now currently trading at $30 and the Fund's cost basis for that original cash-secured put investment is $40. Since the Fund's original investment in the cash-secured put was $50*100=
$5,000, after 50 weeks the Fund expects to make a total gain of $1,105 on the original $5,000 investment (using a 0.4% weekly return target):
$5,000*1.004^50= $6,105
Phrased differently, as long as the Fund profits at least
($6,105-$5,000=) $1,105 at the end of the 50 weeks, it will
be in line with its goal.
Since the original investment's cost basis is at $40 a share ($4,000 total), the Fund could reach its goal by selling the total 100 shares at ($4,000+$1,105=) $5,105, or
$51.05 a share. However, since XYZ is currently trading at $35, it would seem very unlikely for the Fund to rise over $15 (46%) within the week, therefore selling a covered call at a $51 exercise price would net the Fund with very little premium income. The low premium income only marginally affects the cost basis and therefore every week that goes by without assignment only further increases the gap between the cost basis and the Fund's target selling price for XYZ.
To combat this, the Fund may choose to retroactively decrease its target weekly goal from 0.4% to 0.25%, thus changing the Fund's target profit from $1,105 to:
$5,000*1.0025^50= $5,665-$5,000= $665
Therefore, lowering the Fund's ideal covered call exercise price from $51.05 a share to:
$665+$4,000= $4,665, or $46.65 a share
Although the Fund's expected return decreases, its weekly premium income generated will increase as the Fund will sell lower exercise price covered calls.
In the most extreme situations, the Fund may choose to simply sell covered calls at an exercise price equal to the original investment's cost basis. In this case, $40. The lower exercise price means higher premiums and as long as the Fund sells the underlying shares at or above the cost basis, the Fund will not realize a loss.

Additionally, the Fund may also choose to react by writing covered calls with longer expiration dates. An option with more time left until expiration will net a larger premium and under certain circumstances, it may be more efficient for the Fund to write covered calls with greater periods of time until expiration.

II.	Underlying Securities Rally Rapidly-
A significant disadvantage regarding the Fund's put writing strategy is that the Fund's maximum potential returns are capped due to the nature of shorting options. This means that if the underlying security surges in value, the Fund will only profit a portion of that. The limited potential gain is a side effect of the Fund's risk-decreasing investment strategy.

Fund's defensive reaction to the scenario-
To counter the loss in opportunity costs stemming from writing puts, the Fund may choose to write puts that net a higher premium relative to the cash collateral needed for the investment. During periods of economic prosperity, the Fund may choose to temporarily increase its weekly return goal on individual Cash-Secured Puts from 0.4% to 0.75% in an attempt to minimize trailing behind in returns relative to the underlying security.
The Fund identifies period of economic prosperity as periods in which general economic indicators are trending towards a bullish sentiment. This encompasses economic indicators such as lower interest rates, lower unemployment rates, GDP growth, increased consumer spending and business investment, and stable inflation rates.
The Fund's Adviser will carefully assess the current economic conditions to determine if it would be beneficial and safe for the Fund to increase the weekly return target of some of its Cash-Secured Puts from 0.4% to 0.75% based on the aforementioned economic indicators. In making this decision, the Fund will also consider how much the Fund's Reference Index (the NASDAQ-100 Index) is outperforming the Fund and for how long of a time period. The Fund does not have an exact definition as towards how much the Reference Index has to outperform the Fund or how long the outperforming period has to last before increasing weekly return targets. This is because often times the stock market may be unpredictable relative to economic factors (bullish even though the economy is weak and vice versa) and therefore it would be unwise to determine the Fund's goals based on stock market movements.
Even during periods of economic prosperity, the Fund will continue to sell Cash-Secure Puts with a weekly return goal of 0.4%. Nonetheless, as economic conditions strengthen, the Fund will incrementally increase the quantity of Cash-Secured Puts it writes that return a 0.75% weekly return. Despite this, the Fund will never exclusively sell Cash-Secured Puts that return a 0.75% weekly return and therefore the Fund's overall weekly return goal will always remain at 0.4%. No more than 50% of the Fund's managed assets will be allocated towards Cash-Secured Puts with a 0.75% weekly return.
The Fund will revert back to 0.4% weekly return once the Fund resumes to outperform the Reference Index for a period of at least 6 months. Furthermore, this transition will be triggered by shifts in economic indicators towards a bearish sentiment in the stock market, such as increased interest rates, high unemployment rates, negative GDP growth, decreased consumer spending and business investment, and more.

E. Portfolio Turnover-
This prospectus represents a fund in its pre-effective registration stage and is thus considered a "New Fund" (for this statement of additional information, the term "New Fund" refers to a fund that has not yet issued, offered, or sold securities, nor has it begun to implement its principal investment strategy and therefore has not yet accrued any revenue or historical performance data). The Fund is currently in the process of registration and as such does not have any historical financial or investment data to report on as of now.

F. Disclosure of Portfolio Holdings-
This prospectus represents a fund in its pre-effective registration stages and is thus considered a New Fund. The Fund is currently in the process of registration and as such does not have any historical financial or investment data to report on as of now.
As such, the Fund's portfolio holdings will be available at any given time on the Fund's website at KestenbaumCapital.com when available.

















Management Of The Fund

A.	Management Information-
1. Interested Director of the Fund
Name......................Roy Kestenbaum
Address..................11710 Old Georgetown Road, Rockville,
MD
Age.......................29

Positions Held
With Fund.................Portfolio Manager, Director, and
			  President of Kestenbaum Capital, LLC
Term of Office and
Length of Time Served.....No Term Limit of Office,
			  		Served the Fund Since its Inception
Principal Occupation
During Last 5 Years..........Self Employed Options and Equity
				  	Investor and Trader
Number of Portfolios
in Fund Complex
Overseen By Director.............1

Other Directorships
Held by Director..............0

2. Non-Director Officer of the Fund
Name......................Ariela Kestenbaum*
Address..................11710 Old Georgetown Road, Rockville,
MD
Age.......................56

Positions Held
With Fund.................Chief Accounting Officer
Term of Office and
Length of Time Served..........No Term Limit of Office,
			 		 Served the Fund Since May 2023.
Principal Occupation
During Last 5 Years............Certified Public Accountant
Number of Portfolios
in Fund Complex
Overseen By Director...............0

Other Directorships
Held by Director...................0

3. Non-Interested Director of the Fund
Name......................Herbert M. Gutterman
Address..................717 D. Street N.W, Washington DC
Age.......................69

Positions Held
With Fund...................Director, Non-Interested Board
Member
Term of Office and
Length of Time Served.......No Term Limit of Office,
			  		Served the Fund Since May 2023
Principal Occupation
During Last 5 Years.............Private Practice Attorney at Law
Number of Portfolios
in Fund Complex
Overseen By Director.......1

Other Directorships
Held by Director..........0

*Roy Kestenbaum is the son of Ariela Kestenbaum.


B.	Leadership Structure and The Board of Directors-

The Fund's board of directors currently consists of the two members mentioned above, Roy Kestenbaum and Herbert Gutterman. Roy Kestenbaum is the chairman of the board and is an interested person of the Fund (as defined by Section 2(a)(19) of the Act). Herbert Gutterman is a non-interested director. Consistent with
Section 10(a) of the Investment Company Act of 1940, at least 40% of the Fund's board of directors are non-interested directors. The Fund's board does not currently have a lead independent director.
The responsibilities of the Fund's board of directors with respects to the Fund's management include, but are not limited to, approving risk management programs and appointing designated program managers, approving advisory contracts, approving fees paid by and to the Fund, and providing oversight to the Fund's investment strategy and the execution of the strategy.
The Fund is considered a New Fund that is in its pre-effective registration stages and has not yet issued securities. Therefore, as a new and developing Fund, the board has determined that the small board leadership structure is suitable and efficient for addressing the specific characteristics of the Fund. The current structure enables agile decision making and facilitates close collaboration between the board and the Fund's management. As such, the Fund finds the leadership structure of its board of directors appropriate.
As the Fund continues to grow and attract more shareholders and AUM, it intends to expand its board to accommodate the increased responsibilities and complexities associated with a larger shareholder base and AUM. The board recognizes the importance of augmenting its membership and structure to uphold strong governance and to ensure that it continues to effectively serve the interests of the Fund's increasing shareholder base.
The board will oversee the Fund's portfolio management to ensure consistency with the Fund's principal investment strategy. Furthermore, the board will function to oversee any defined limit breaches of the Fund as it relates to the Fund's liquidity risk management (Rule 22e-4 of the Act) and derivatives risk management (Rule 18f-4 of the Act) programs. The Fund and the board will report to one another upon irregularities in the Fund's portfolio management and risk management (as defined in the Fund's liquidity and derivatives risk management programs). The board's focus remains on fostering sound governance practices and preserving the Fund's ability to deliver value to its shareholders while upholding the highest standards of transparency and accountability.
The board will also hold annual meetings to examine the effectiveness of the board's governance.

Currently, the Fund's board of directors does not have any standing committees due to its status as a new and small Fund. With only two board members at present, the Fund's governance structure reflects its current scale and operational focus.
As the Fund grows and attracts more shareholders, the board's composition is expected to expand, allowing for the development of specialized committees of the board. The possibility of establishing standing committees will be considered with the growth of the Fund and its board, subject to the decisions made by both the Fund's shareholders and board members.
As the Fund grows and evolves, the board remains committed to enhancing its governance framework to best serve the interests of its shareholders while maintaining transparency, accountability, and prudent management of the Fund's operations.

1.
Name of Director...........Roy Kestenbaum

Dollar Range of
Equity Securities
in Fund....................Not Applicable**

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by
Director in Family of
Investment Companies.......Not Applicable**

2.
Name of Director...........Herbert M. Gutterman

Dollar Range of
Equity Securities
in Fund....................Not Applicable**

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by
Director in Family of
Investment Companies.......Not Applicable**


** The Fund is considered a New Fund that is in its pre-effective registration stages and as such has not yet issued any shares.

C.	Compensation-

Name.......................Roy Kestenbaum
Position...................Portfolio Manager

Aggregate Compensation
from Fund.....................$0*

Pension Benefit
Accrued As Part
of Fund's Expenses............$0*

Estimated Annual
Benefits Upon
Retirement....................$0*

Total Compensation
From Fund and Fund
Complex Paid to Directors.....$0*



* The Fund is considered a New Fund that is in its pre-effective registration stages and as such has not yet accrued any revenue from the Fund's fees and expenses. Furthermore, and pursuant to the Fund's current agreement with Roy Kestenbaum, no future payments are expected to be made to Roy Kestenbaum or to any pension account of Roy Kestenbaum in the current fiscal year as Roy Kestenbaum has agreed to retain any earnings taken from the Fund's management fees within the Fund's company.


Name.......................Herbert Gutterman
Position...................Non-Interested Board Member of the
Fund

Aggregate Compensation
from Fund.....................$0**

Pension Benefit
Accrued As Part
of Fund's Expenses............$0**

Estimated Annual
Benefits Upon
Retirement....................$0**

Total Compensation
From Fund and Fund
Complex Paid to Directors.....$0**



** The Fund is considered a New Fund that is in its pre-effective registration stages and as such has not yet accrued any revenue from the Fund's fees and expenses. Furthermore, and pursuant to the Fund's current agreement with Herbert Gutterman, no future payments are expected to be made to Herbert Gutterman or to any pension account of Herbert Gutterman in the current fiscal year as Herbert Gutterman has agreed to decline any compensation taken from the Fund this current fiscal year.


D.	Sales Loads-
The Fund does not apply to any purchases of Fund shares any sales loads. There will be no front-end, back-end, or any other form of sales load expense when purchasing or redeeming shares of the Fund, with the exception of redemption fees for shareholders redeeming shares owned for less than two years, as mentioned in the Fund's prospectus.
There are no arrangements between the Fund and any director or affiliated person of the Fund that result in breakpoints in, or elimination of, the Fund's redemption fee.

E.	Codes of Ethics-
The Fund has adopted a code of ethics that allows for affiliated persons of the Fund, and the Fund itself, to purchase and invest in the Fund's shares.
That said, any purchase of the Fund's shares by an affiliated person or by the Fund itself, will be treated equally as a purchase made by an unaffiliated investor in the Fund.

F.	Proxy Voting Policy-
The Fund intends to invest in the Invesco QQQ Trust Series 1 ETF
(QQQ), the ProShares Ultrapro QQQ ETF (TQQQ), and options deriving from these ETFs. As such, the Fund recognizes that options are non-voting securities and that both the ETFs typically do not grant voting rights to their shareholders, as proxy voting is facilitated by the ETFs themselves. However, in the rare event that QQQ or TQQQ allow their shareholders to vote on an issue, the Fund will take a proportional voting approach to ensure impartiality and avoid conflicts of interest.
If, exceptionally, the ETF issuer (QQQ or TQQQ) provides the Fund with the right to vote on any matter, the Fund commits to exercising this voting right in proportion to the consensus of all other shareholder votes. This approach ensures that the Fund's voting decisions align with the majority consensus of all ETF shareholders, mitigating conflicts of interest. Additionally, the Fund finds it highly unlikely for it to encounter conflicts of interest in relation to proxy votes. The Fund has no publicly traded affiliates, no investment banking activities, and does not provide research recommendations. Consequently, the Fund's proxy voting decisions are made with the primary objective of safeguarding shareholder interests and maintaining impartiality.
Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's website at KestenbaumCapital.com and on the Securities and Exchange Commission's website at SEC.gov.


















Control Persons and Principal Holders of Securities

A.	Control Persons-
The Fund is wholly controlled by Kestenbaum Capital, LLC.
Kestenbaum Capital, LLC is a limited liability company organized under the jurisdiction of the state of Maryland.

B.	Principal Holders-
The Fund is considered a New Fund that is in its pre-effective registration stage and as such has not yet issued any shares and thus has no shareholders yet.

C.	Management Ownership-
The Fund is considered a New Fund that is in its pre-effective registration stage and as such has not yet issued any shares and thus has no shareholders yet.















Investment Advisory and Other Services

A.	Investment Adviser-
Kestenbaum Capital, LLC is the Fund's investment adviser. Roy Kestenbaum is the full owner and president of the Fund's investment advising company. Roy Kestenbaum is also an affiliated person of the Fund as well as the Fund's portfolio manager.
The advisory fee charged to the Fund is 1.75% of the Fund's Assets Under Management. The charge is made before any dividends are declared.
As the Fund is currently in its pre-effective registration stage, it is considered a New Fund and as such no advisory fees have been charged to the Fund yet.
It is necessary to note that the Fund's Investment Advisory firm and the Fund's managing company are the same entity, Kestenbaum Capital, LLC.

B.	Principal Underwriter-
The Fund is intended to be an open-ended, self-distributing, registered investment company and as such, the Fund will act as its own distributor (underwriter).
Distribution of the Fund's shares will be done via the Fund's managing company, Kestenbaum Capital LLC and is located at 11710 Old Georgetown Road, North Bethesda, Maryland.
At the time of this prospectus, all of the Fund's shares are purchased and redeemed directly through the Fund.
As the principal and only distributor of the Fund, the Fund will take on Anti-Money Laundering (AML) and Know Your Client (KYC) responsibilities including but not limited to developing and implementing a written AML and KYC program, appointment of an AML officer, ongoing monitoring, and risk assessment.
The Fund is currently looking into the possibility of hiring the services of a third party such as a financial intermediary or broker-dealer to help distribute the Fund's shares. As of this prospectus, the Fund has not yet entered into any agreement with such parties.
If the Fund enters into a distribution agreement with any third party, then shares of the Fund will be redeemed or purchased either directly through the Fund or via a third-party intermediary service such as a broker-dealer or bank.
Upon entering into an underwriting agreement with any third party, this prospectus will be updated to disclose the relevant information.


C.	Services Provided by Each Investment Adviser and Fund
Expenses Paid by Third Parties-
The Fund's investment adviser, Kestenbaum Capital, LLC, is responsible for the development and implementation of the Fund's investment strategy and policy.
No third party will pay or is paying any of the Fund's expenses.

D.	Service Agreements-
Interactive Brokers, LLC is aware that it will serve as a service provider and custodian of the Fund's securities and investments.
The Fund will be a registered investment company and not an operating company.
The Fund will act as its own transfer agency, distributor, and dividend paying agent.
As this registered investment management company is the Fund's and its Investment Adviser's inaugural registered Fund, the Fund and its Adviser have limited previous experience in acting as a transfer agent, distributor, dividend paying agent, and providing accounting and administrative services. This Fund represents the Fund's and its Investment Adviser's initial venture into these roles.
However, the Fund and its Investment Adviser are committed to ensuring the efficient and effective operation of the Fund. While the relevant experience is nascent in these capacities, the Fund has established a robust operational framework and continues to invest in the development of the Fund's infrastructure to meet the evolving needs of the Fund's shareholders. The Fund will diligently strive to fulfill these responsibilities with the highest standards of professionalism and competence.
Furthermore, as the Fund's assets grow and its operational requirements expand, the Fund intends to engage the services of third-party service providers with proven expertise in these areas. This strategic approach will enable us to leverage specialized knowledge and resources, thereby enhancing the overall quality of services provided to the Fund's shareholders.

As of this prospectus, the only third-party service provider the Fund will retain will be its custodian.
The Fund's custodian is Interactive Brokers, LLC. The custodian does not charge the Fund any custodian fees. However, the custodian does charge the Fund a small transaction fee whenever purchasing or selling securities for the Fund's portfolio.

E.	Other Investment Advice-
The Fund receives all of its investment advice from the Fund's investment adviser, Kestenbaum Capital, LLC.

F.	Dealers Re-Allowances-
The Fund's shares have no sales loads upon purchase.

G.	Rule 12b-1 Plans-
Under the provisions of Rule 12b-1 of the Investment Company Act of 1940, fund companies are empowered to serve as distributors of their own shares, with flexibility to levy a fee aimed at covering distribution and marketing expenses. In adherence to Rule 12b-1, the Fund has instituted a comprehensive plan enabling the payment of distribution and marketing fees pertaining to the sale and promotion of its shares.
As a strategic initiative to broaden the Fund's reach among potential investors, the Fund aims to judiciously invest the proceeds from the 12b-1 fee to increase the exposure of the Fund. This strategic investment is designed to augment the Fund's AUM by attracting new investors. The overarching goal is to optimize and increase efficiencies of scale in order to eventually and permanently lower the Fund's management fees.
The Fund's 12b-1 fee is established at an annual rate of 0.25% of the Fund's AUM. The accrual of 12b-1 expenses from the Fund's AUM takes place on each trading day, computed using the formula:
AUM * 12b-1 Annual Fee/252
The Fund's 12b-1 expenses will accumulate on a daily basis (trading day basis) and will be calculated using the daily AUM. 12b-1 expense accruals are taken out of the Fund's AUM and are represented by a lower Net Asset Value (NAV) for the investor. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Fund's 12b-1 fee is reviewed and assessed on an annual basis. With shareholder and board approval, the Fund may adjust the fee percentage under certain conditions, such as significant changes in AUM, distribution strategy, or regulatory requirements.
As part of the Fund's 12b-1 plan, the Fund is committed to utilizing the proceeds of the 12b-1 fee to reinvest in additional shares of the Fund. The shares will be held in a "12b-1 Fee Account" so that the capital gained from the 12b-1 fees can grow with the Fund. This could potentially enable the Fund with greater flexibility and a marketing and distribution budget greater than the total 12b-1 expenses charged on the Fund's shareholders.
The assets in the Fund's "12b-1 Fee" account will be used exclusively for distribution and marketing expenses, including, but not limited to, advertising efforts, printing and delivering prospectuses to potential efforts, and compensating future third-party distributors. Any value not currently being used to finance the Fund's advertising and distribution efforts will remain in the Fund's "12b-1 Fee" account where it could potentially grow.
The total value of the Fund's "12b-1 Fee" account will determine the operating budget of the Fund's marketing and distribution operations. The Fund currently does not have any active distribution agreement with a third-party distributor nor has the Fund begun any marketing operations, therefore the Fund does not yet have a specific dollar amount it expects to invest in marketing and distributing activities.
The Fund's commitment to communication involves updates to investors regarding the purpose and impact of 12b-1 fees. Any information regarding the status of the "12b-1 Fee" account's balance in terms of account value, purchases and redemptions of shares will be available upon shareholder request by contacting KestenbaumCapital@gmail.com. Similarly, information regarding marketing and distribution expenses taken from the "12b-1 Fee" account will also be available upon shareholder request. Furthermore, any transactions involving capital gained from the redemption of shares from the "12b-1 Fee" account will be reported to shareholders in the Fund's annual shareholder report. Periodic reports are furnished to shareholders, enhancing transparency regarding the utilization of these fees and their effects on Fund expenses.
The Fund conducts an annual review of its "12b-1 Account" to assess any remaining expenses that were not covered during the previous year. The accumulated assets in the "12b-1 Account" from the prior year will be carefully considered. Depending on the available funds in the "12b-1 Account", these assets will be either reinvested into the next year's 12b-1 budget for marketing and distribution expenses or, if deemed appropriate, distributed back to the Fund's investors in the form of dividends. This approach ensures a diligent management of the "12b-1 Account" to optimize its use for the benefit of the Fund and its investors.
The Fund's 12b-1 plan has received approval through a vote of the Fund's interested and non-interested directors. Any changes to the 12b-1 plan will undergo thorough review and approval by the board of directors. Shareholder approval is sought for significant changes, ensuring alignment with investor expectations.
The Fund's 12b-1 plan will continue in effect only if specifically approved at least annually by the Fund's board of directors (interested and non-interested members) and shareholders via a majority vote of the Fund's outstanding share. Significant plan amendments require approval from both interested and non-interested members of the board.
The Fund's 12b-1 plan is subject to termination through a majority vote either by the non-interested members of the board or by the majority of outstanding voting securities.
As the Fund is yet to begin its investing operations, it has not yet accrued any funds from the Fund's 12b-1 fees.
As of the date of this plan, the Fund does not currently participate in joint distribution activities with another series or investment company. The plan will be updated promptly to reflect any changes in this regard.
No interested or non-interested director of the Fund has a direct or indirect financial interest in the operation of the Fund's 12b-1 plan.

H.	Other Service Providers-
Not Applicable

I.	Securities Lending-
The Fund has no intention on any activities relating to lending securities.











Portfolio Managers

A.	Other Accounts Managed-
Not Applicable

B.	Compensation-
As both the Fund's portfolio manager and the owner of the Fund's investment adviser are the same person, no compensation will be made to the Fund's portfolio manager. Instead, the entirety of the Fund's paid management fees will be allocated towards the Fund's investment adviser.
As the Fund is in its pre-effective registration stage, it is considered a New Fund, therefore the Fund hasn't earned any revenue and thus no compensation has yet been made to anyone.

C.	Ownership of Securities-
As the Fund is in its pre-effective registration stage, it is considered a New Fund and thus the Fund has not issued any of its securities to anybody yet.












Brokerage Allocation and Other Practices

A.	Brokerage Transactions-
The Fund may pay brokerage fees or commissions on the transactions of portfolio securities. The Fund may be charged a fee for every purchase and sale of portfolio securities, as well as additional fees relating to the purchase and sale of options, such as OCC (Options Clearing Corporation) fees.
As the Fund is in its pre-effective registration stage it is considered a New Fund and as such has not initiated its investment strategy yet. Therefore, there is no historical data relating to brokerage transactions to report on yet.

B.	Commissions-
The Fund is in its pre-effective registration stage and thus is considered a New Fund. Therefore, no brokerage commissions have been paid yet.

C.	Brokerage Selection-
The Fund will evaluate brokerages and decide on an appropriate brokerage based on the brokerage's commission price and availability.
The Fund currently does not have any specific set of policies or procedures regarding brokerage selection.

D.	Directed Brokerage-
Not Applicable.

E.	Regular Broker-Dealers-
Not Applicable.



Capital Stock and Other Securities

A.	Capital Stock-
The Fund will only provide one class of common shares. The provisions and characteristics of the Fund's offered common shares are consistent with the information provided by the Fund's prospectus.

B.	Other Securities-
The Fund will not offer any authorized security other than capital stock.



















Purchase, Redemption, And Pricing of Shares

A.	Purchase of Shares-
As mentioned in the prospectus, purchases of the Fund's shares can be made at the Fund's NAV per share.

B.	Fund Reorganizations-
Not Applicable.

C.	Offering Price-
As per the Fund's prospectus, shares of the Fund will be offered at the Fund's NAV per share with no sales load or additional offering price.

D.	Redemption In Kind-
Not Applicable.

E.	Arrangements Permitting Frequent Purchases and Redemptions-
Not Applicable.











Taxation Of The Fund

The Fund intends to qualify under Subchapter M of the Internal
Revenue Code.

























Underwriters

The Fund is intended to be an open-ended, self-distributing, registered investment company and as such, the Fund will act as its own distributor (underwriter).
























Calculation Of Performance Data

The Fund is currently in its pre-effective registration stage and as such is considered a New Fund, therefore the relevant information for this section does not yet exist. The Fund has not yet initiated its investment strategy and therefore has no performance data to calculate as of now.
The Fund will notify the SEC as well as update the prospectus and SAI appropriately when new developments are made.





















Financial Statements

The Fund is in its pre-effective registration stage and as such is considered a New Fund. Furthermore, Kestenbaum Capital, LLC, the Fund's management company, is in its inception and has not yet amassed a financial record. Therefore, the Fund does not yet have any financial statements to report yet.
This prospectus will be updated as developments are made.
The Fund will retain an auditor meeting the independence requirements of Rule 2-01 of Regulation S-X.




















PART C
OTHER INFORMATION

Exhibits
Exhibits A, B, C, D, E, G, I, M, O, and P are filed as separate documents.

F.	Bonus or Profit-Sharing Contracts- Not Applicable.

H.	Other Material Contracts- Not Applicable.

J.	Other Opinions- Not Applicable.

K.	Omitted Financial Statements- Not Applicable.

L.	Initial Capital Agreements- Not Applicable.

N.	Rule 18f-3 Plan- Not Applicable.











Persons Controlled by Or Under Common Control with The Fund

Kestenbaum Capital, LLC, is the Fund's Investment Adviser as well as the Fund's management company.
The Fund is fully controlled by Kestenbaum Capital, LLC.
As of this registration statement, Kestenbaum Capital, LLC does not control any other fund or business organization.






















Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission (SEC) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

No director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity.











Business And Other Connections of Investment Adviser

Not Applicable.

























Principal Underwriters

The Fund is intended to be an open-ended, self-distributing, registered investment company and as such, the Fund will act as its own distributor (underwriter).
























Location of Accounts and Records

Kestenbaum Capital, LLC maintains physical possession of accounts and records required to be maintained by section 31(a)
[15 U.S.C. 80a-30(a)].
Kestenbaum Capital LLC is located at 11710 Old Georgetown Road,
Apt. 601, North Bethesda, Maryland.























Management Services

Not Applicable.

























Undertakings

The Fund may raise its initial capital under the provisions of section 14 of the United States Code (14(a)(3)[15 U.S.C. 80a-14(a)(3)]). If so, the Fund will file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons.























SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Rockville, and State of Maryland, on the 18th day of December, 2023.


Kestenbaum Capital, LLC

Roy Kestenbaum, CEO and Board Member
ROY KESTENBAUM

Ariela Kestenbaum, Chief Accounting Officer
ARIELA KESTENBAUM

Herbert Gutterman, Non-Interested Board Member
HERBERT GUTTERMAN


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Kestenbaum Capital, LLC

Roy Kestenbaum, CEO and Board Member, December 18, 2023
ROY KESTENBAUM

Ariela Kestenbaum, Chief Accounting Officer, December 18, 2023
ARIELA KESTENBAUM

Herbert Gutterman, Non-Interested Board Member, December 18,
2023
HERBERT GUTTERMAN